                                                                    EXHIBIT 4.12
                                                                  EXECUTION COPY

--------------------------------------------------------------------------------

                            SERIES 1998-A SUPPLEMENT

                            Dated as of June 1, 1998

                                     to the

                        POOLING AND SERVICING AGREEMENT,

                      Dated as of June 1, 1995, as amended

                             ---------------------

                    CHEVY CHASE MASTER CREDIT CARD TRUST II

                                 SERIES 1998-A

                             ---------------------
                                     among

                           CHEVY CHASE BANK, F.S.B.,

                         as Transferor and as Servicer,

                            CCB HOLDING CORPORATION,

                                 as Transferor,

                                      and

                             BANKERS TRUST COMPANY,

                                   as Trustee

                     on behalf of the Series 1998-A Holders



--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                             ARTICLE I
                                                        CREATION OF SERIES

Section 1.1   Designation........................................................................................   1

                                                            ARTICLE II
                                                            DEFINITIONS

Section 2.1   Definitions........................................................................................   2

                                                             SERVICER

Section 3.1   Servicing Compensation.............................................................................  21

                                                            ARTICLE IV
                           RIGHTS OF SERIES 1998-A HOLDERS AND ALLOCATION AND APPLICATION OF COLLECTIONS

Section 4.1   Collections and Allocations........................................................................  22
Section 4.2   Determination of Monthly Interest..................................................................  24
Section 4.3   Determination of Monthly Principal; Principal Funding Account; Scheduled Accumulation Period.......  27
Section 4.4   Required Amount....................................................................................  31
Section 4.5   Application of Class A Available Funds, Class B Available Funds, Class C Available Funds and
              Available Principal Collections....................................................................  33
Section 4.6   Defaulted Amounts; Investor Charge-Offs............................................................  35
Section 4.7   Excess Spread; Excess Finance Charge Collections...................................................  37
Section 4.8   Reallocated Principal Collections..................................................................  39
Section 4.9   Excess Finance Charge Collections..................................................................  40
Section 4.10  Shared Principal Collections.......................................................................  41

                               TABLE OF CONTENTS
                                  (CONTINUED)

Section 4.11  Reserve Account....................................................................................  41
Section 4.12  Cash Collateral Account............................................................................  43
Section 4.13  Determination of LIBOR.............................................................................  47
Section 4.14  Pre-Funding Account................................................................................  48
Section 4.15  Increases in Invested Amount.......................................................................  49

                                                             ARTICLE V
                                        DISTRIBUTIONS AND REPORTS TO SERIES 1998-A HOLDERS

Section 5.1   Distributions......................................................................................  49

Section 5.2   Reports and Statements to Series 1998-A Holders....................................................  51

                                                            ARTICLE VI
                                                          PAY OUT EVENTS

Section 6.1   Additional Pay Out Events..........................................................................  51

                                                            ARTICLE VII
                                              OPTIONAL REPURCHASE; SERIES TERMINATION

Section 7.1   Optional Repurchase................................................................................  52

Section 7.2   Series Termination.................................................................................  53

                                                           ARTICLE VIII
                                                        FINAL DISTRIBUTIONS

Section 8.1   Sale of Receivables or Certificateholders' Interest pursuant to
              Section 2.06 or 10.01 of the Agreement and Section 7.1 or 7.2 of this
              Supplement.........................................................................................  54

Section 8.2   Distribution of Proceeds of Sale, Disposition or Liquidation of
              the Receivables pursuant to Section 9.02 of the Agreement..........................................  55


                               TALBE OF CONTENTS
                                  (CONTINUED)


                                  ARTICLE IX
                              FORM OF SECURITIES


Section 9.1   Book-Entry Certificates............................................................................  57
Section 9.2   Uncertificated Securities..........................................................................  57
Section 9.3   ERISA Matters......................................................................................  57

                                                             ARTICLE X
                                                     MISCELLANEOUS PROVISIONS

Section 10.1   Ratification of Agreement.........................................................................  57
Section 10.2   Counterparts......................................................................................  57
Section 10.3   Governing Law.....................................................................................  58
Section 10.4   Determination of Material Adverse Effect..........................................................  58
Section 10.5   Amendments........................................................................................  58
Section 10.6   Transferors' Direction to Trustee.................................................................  59
Section 10.7   No Petition.......................................................................................  60
Section 10.8   Third Party Beneficiaries.........................................................................  60

                                                            ARTICLE XI
                                                            INTERCHANGE

Section 11.1   Interchange.......................................................................................  60

                                                            ARTICLE XII
                                                       ADDITIONAL ISSUANCES

Section 12.1   Additional Issuances of Class A Certificates......................................................  61

                               TABLE OF CONTENTS

                                                                           PAGE




EXHIBITS
--------
EXHIBIT A-1  Form of Class A Certificate
EXHIBIT A-2  Form of Class B Certificate
EXHIBIT B    Form of Monthly Payment Instructions and Notification to the Trustee
EXHIBIT C    Form of Monthly Certificateholders' Statement
EXHIBIT D    Form of Monthly Servicer's Certificate
EXHIBIT E    ERISA Legend

          This SERIES 1998-A SUPPLEMENT, dated as of June 1, 1998 (as amended and supplemented, the "Supplement"), among CHEVY CHASE BANK, F.S.B., a federally
                       ----------
chartered stock savings bank, as Transferor and Servicer, CCB HOLDING CORPORATION, a Delaware corporation, as Transferor, and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee.

          Pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1995 (as amended and supplemented, the "Agreement"), among the Transferors, the
                                        ---------
Servicer and the Trustee, the Transferors have created the Chevy Chase Master Credit Card Trust II (the "Trust"). Section 6.03 of the Agreement provides that
                           -----
the Transferors may, from time to time, direct the Trustee to authenticate one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

          Pursuant to this Supplement, the Transferors and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof. In addition, certain terms of the Class C Interests and certain related matters shall be specified in the Class C Supplemental Agreement, which is a supplement to this Supplement. References to this Supplement shall, unless the context otherwise requires, include the Class C Supplemental Agreement.


                                   ARTICLE I
                               CREATION OF SERIES

          Section 1.1  Designation.
                       -----------

          (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Supplement to be known as the "Chevy Chase Master Credit Card Trust II, Series 1998-A." The Series of Investor Certificates created hereby shall be issued in three Classes, the first of which shall be known as the "Class A Floating Rate Asset Backed Certificates, Series 1998-A," the second of which shall be known as the "Class B Floating Rate Asset Backed Certificates, Series 1998-A" and the third of which shall be known as the "Class C Floating Rate Asset Backed Interests, Series 1998-A." Except as expressly provided herein, the Class C Interests shall be deemed to be "Investor Certificates" for all purposes under the Agreement and this Supplement. The Class C Interests shall be issued in uncertificated form. Notwithstanding anything to the contrary in the Agreement, (i) none of the Class B Certificateholders or the Class C Interest Holders shall be deemed to be a Series Enhancer for Series 1998-A and (ii) the Cash Collateral Depositor or the Spread Account Residual Interest Holder shall be deemed to be a Series Enhancer only if such Person is not a Transferor, the Servicer or an Affiliate thereof.

          (b) Series 1998-A shall be included in Group I and shall be a Principal Sharing Series. Series 1998-A shall not be subordinated to any other Series. Notwithstanding any provision in the Agreement or in this Supplement to the contrary, the first Distribution Date with respect to Series 1998-A shall be the August 1998 Distribution Date and the first Monthly Period shall be the period from the Closing Date until July 31, 1998.

          (c) The Class C Interest Holders, as holders of "Investor Certificates" under the Agreement, shall be entitled to the benefits of the Agreement and this Supplement (including the Class C Supplemental Agreement). Notwithstanding the foregoing, except as expressly provided herein, the provisions of Article VI and Article XII of the Agreement relating to the registration, form, execution, authentication, delivery, presentation, cancellation, exchange, disposal and surrender of Registered Certificates shall not apply to the Class C Interests.


                                   ARTICLE II
                                  DEFINITIONS

          Section 2.1  Definitions.
                       -----------

          (a) Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

          "Accumulation Period Factor" shall mean, for each Monthly Period, a
           --------------------------
fraction, the numerator of which is equal to the sum of the series invested amounts of all outstanding Series, and the denominator of which is equal to the sum of (a) the Series Invested Amount, (b) the series invested amounts of all outstanding Series (other than Series 1998-A) which are not expected to be in their revolving periods, and (c) the series invested amounts of all other outstanding Series which are not Principal Sharing Series and are expected to be in their revolving periods.

          "Additional Class A Certificates" shall have the meaning specified in
           -------------------------------
Section 12.1(a).

          "Additional Interest" shall mean, with respect to any Distribution
           -------------------
Date, the sum of the Class A Additional Interest, the Class B Additional Interest and the Class C Additional Interest for such Distribution Date.

          "Additional Issuance" shall have the meaning specified in Section
           -------------------
12.1(a).

          "Additional Issuance Date" shall have the meaning specified in Section
           ------------------------
12.1(a).

          "Adjusted Cash Collateral Amount" shall mean, on any date of
           -------------------------------
determination during the Funding Period, (i) the product of (a) the Required Cash Collateral Amount on such date and (b) the percentage equivalent of a fraction, the numerator of which is the Invested Amount and the denominator of which is the Investor Amount, minus (ii) the excess of (x) the aggregate of all
                              -----
amounts that have been withdrawn from the Cash Collateral Account to fund the amounts set forth in Section 4.12(j) over (y) the amounts that have been subsequently deposited to the Cash Collateral Account pursuant to Section 4.7(l) to reinstate the amount of such withdrawals.

          "Adjusted Invested Amount" shall mean, with respect to any date of
           ------------------------
determination, an amount equal to the Invested Amount less the Principal Funding Account Balance on such date of determination.

          "Agreement" shall have the meaning provided in the second paragraph of
           ---------
this agreement.

          "Available Cash Collateral Amount" shall mean, with respect to any
           --------------------------------
Distribution Date, the lesser of (a) the amount on deposit in the Cash Collateral Account on such date (before giving effect to any deposit to, or withdrawal from, the Cash Collateral Account to be made with respect to such date) and (b) (i) during the Funding Period the Adjusted Cash Collateral Amount for such Distribution Date and (ii) from and after the end of the Funding Period, the Required Cash Collateral Amount for such Distribution Date.

          "Available Principal Collections" shall mean, with respect to any
           -------------------------------
Monthly Period and the related Distribution Date, an amount equal to the sum of
(a)(i) an amount equal to the Principal Allocation Percentage of all Collections in respect of Principal Receivables received during such Monthly Period for such Monthly Period minus (ii) the amount of Reallocated Principal Collections with
               -----
respect to such Monthly Period that are retained in the Collection Account pursuant to Section 4.1(c) which pursuant to Section 4.8(a) or (b) are required to fund any deficiency in the amount to be distributed pursuant to Sections 4.5(a)(i), (ii) and (iii), 4.5(b)(i) and (ii) and 4.7(e) for the related Distribution Date, plus (b) any Shared Principal Collections with respect to
                   ----
other Series that are allocated to Series 1998-A in accordance with Section 4.04 of the Agreement and Section 4.10 hereof, plus (c) any other amounts which
                                          ----
pursuant to Section 4.5(a)(iii) (including any amounts allocated with respect thereto pursuant to Section 4.7(a)) and Sections 4.7(b), (e), (f), (i) and (j) and 4.8(c) are to be treated as Available Principal Collections with respect to the related Distribution Date (including any amounts withdrawn from the Cash Collateral Account in respect of the foregoing), plus (d) the proceeds of any
                                                 ----
draw on the Spread Account in respect of the Class C Investor Default Amount.

          "Available Reserve Account Amount" shall mean, with respect to any
           --------------------------------
Distribution Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (before giving effect to any deposit to, or withdrawal from, the Reserve Account to be made with respect to such date) and (b) the Required Reserve Account Amount for such Distribution Date.

          "Available Spread Account Amount" shall have the meaning specified in
           -------------------------------
the Class C Supplemental Agreement

          "Base Rate" shall mean, with respect to any Monthly Period, the
           ---------
annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest, the Class B Monthly Interest, the Class C Monthly Interest and the Monthly Servicing Fee with respect to the related Distribution Date and the denominator of which is the Investor Amount as of the last day of the Monthly Period preceding such Distribution Date (or with respect to the first Monthly Period, the Investor Amount as of the Closing
Date).

          "Book-Entry Register" shall mean the register maintained pursuant to
           -------------------
the Class C Supplemental Agreement providing for the registration of the Class C Interests and transfers thereof.

          "Cash Collateral Account" shall have the meaning specified in Section
           -----------------------
4.12(a).

          "Cash Collateral Account Investments" shall mean Eligible Investments.
           -----------------------------------

          "Cash Collateral Account Surplus" shall mean, as of any date of
           -------------------------------
determination, the amount, if any, by which the amount on deposit in the Cash Collateral Account on such date (before giving effect to any deposit to, or withdrawal from, the Cash Collateral Account on such date) exceeds the Required Cash Collateral Amount on such date.

          "Cash Collateral Agreement" shall mean the Cash Collateral Agreement
           -------------------------
among the Transferors, the Servicer, the Cash Collateral Depositor and the Trustee, as amended, supplemented or modified from time to time as provided therein; provided that any amendment thereto that increases the Monthly Cash Collateral Fee to an amount greater than an annualized fee of 0.25% of the Invested Amount may not be effected unless the Rating Agency Condition has been satisfied.

          "Cash Collateral Depositor" shall mean the Transferors or any
           -------------------------
successor or assignee in such capacity.

          "Class A Additional Interest" shall have the meaning specified in
           ---------------------------
Section 4.2(a).

          "Class A Adjusted Invested Amount" shall mean, with respect to any
           --------------------------------
date of determination, an amount equal to the Class A Invested Amount less the Principal Funding Account Balance with respect to such Class on such date.

          "Class A Available Funds" shall mean, with respect to any Monthly
           -----------------------
Period, an amount equal to the sum of (i) the Class A Floating Allocation Percentage of the Collections of Finance Charge Receivables allocated to Series 1998-A with respect to such Monthly Period (including (i) any investment earnings, net of losses and investment expenses, on amounts on deposit in the Pre-Funding Account on or before the related Determination Date and (ii) any other amounts that are to be treated as Collections of Finance Charge Receivables in accordance herewith or with the Agreement), (ii) if such Monthly Period relates to a Distribution Date that occurs prior to (or, if the Class B Principal Commencement Date is determined pursuant to clause (i) of the definition thereof, on) the Class B Principal Commencement Date, the amount of Principal Funding Investment Proceeds, if any, with respect to the related Distribution Date, and (iii) amounts, if any, to be withdrawn from the Reserve Account that are required to be included in Class A Available Funds with respect to the related Distribution Date.

          "Class A Certificate Rate" shall mean, with respect to the Class A
           ------------------------
Certificates, for the period from and including the Closing Date through and including July 14, 1998, for the period from and including July 15, 1998 through and including August 16, 1998, and for each Interest Period thereafter, a rate of 0.15% per annum above LIBOR determined on the related LIBOR Determination Date, calculated on the basis of actual days elapsed and a 360-day year, which shall be the "Certificate Rate" (as defined in the Agreement) for such Class.

       "Class A Certificateholder" shall mean the Person in whose name a
        -------------------------
Class A Certificate is registered in the Certificate Register.

       "Class A Certificates" shall mean any one of the Certificates executed
        --------------------
by the Transferors and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1.
                             -----------

       "Class A Expected Final Payment Date" shall mean the May 2003
        -----------------------------------
Distribution Date.

       "Class A Floating Allocation Percentage" shall mean, with respect to
        --------------------------------------
any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Adjusted Invested Amount as of the close of business on the last day of the immediately preceding Monthly Period (or with respect to the first Monthly Period, the Class A Initial Invested Amount) and the denominator of which is equal to the Adjusted Invested Amount as of the close of business on the last day of such preceding Monthly Period (or with respect to the first Monthly Period, the Initial Invested Amount).

       "Class A Initial Invested Amount" shall mean $370,500,000.
        -------------------------------

       "Class A Interest Shortfall" shall have the meaning specified in
        --------------------------
Section 4.2(a).

       "Class A Invested Amount" shall mean, on any date of determination, an
        -----------------------
amount equal to (a) the Class A Initial Invested Amount, plus (b) the amount of
                                                         ----
any increases in the Class A Invested Amount during the Funding Period pursuant to Section 4.15, minus (c) the aggregate amount of principal payments made to
                 -----
the Class A Certificateholders on or prior to such date (other than principal payments made from amounts on deposit in the Pre-Funding Account on the first Distribution Date following the end of the Funding Period pursuant to Section 4.14(d)), minus (d) the excess, if any, of the aggregate amount of Class A
          -----
Investor Charge-Offs for all prior Distribution Dates over the aggregate amount
                                                      ----
of Class A Investor Charge-Offs reimbursed pursuant to Section 4.6(a) for all Distribution Dates on or prior to such date.

       "Class A Investor Charge-Offs" shall have the meaning specified in
        ----------------------------
Section 4.6(a).

       "Class A Investor Default Amount" shall mean, with respect to each
        -------------------------------
Distribution Date, an amount equal to the product of (i) the Investor Default Amount for the related Monthly Period and (ii) the Class A Floating Allocation Percentage for such Monthly Period.

       "Class A Monthly Interest" shall have the meaning specified in Section
        ------------------------
4.2(a).

       "Class A Monthly Principal" shall have the meaning specified in
        -------------------------
Section 4.3(a).

       "Class A Principal Allocation Percentage" shall mean, with respect to
        ---------------------------------------
any Monthly Period (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Invested

Amount as of the close of business on the last day of the immediately preceding Monthly Period (or in the case of the first Monthly Period, the Class A Initial Invested Amount) and the denominator of which is equal to the Invested Amount as of the close of business on the last day of such preceding Monthly Period (or with respect to the first Monthly Period, the Initial Invested Amount) and (ii) during the Scheduled Accumulation Period or the Early Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Invested Amount as of the close of business on the last day of the Revolving Period, and the denominator of which is equal to the Invested Amount as of the close of business on the last day of the Revolving Period.

          "Class A Required Amount" shall have the meaning provided in Section
           -----------------------
4.4(a).

          "Class A Required Draw Amount" shall have the meaning specified in
           ----------------------
Section 4.12(c).

          "Class A Scheduled Accumulation Period" shall mean, unless a Pay Out
           -------------------------------------
Event with respect to Series 1998-A shall have occurred prior thereto, the period commencing as of the close of business on the last day of the February 2002 Monthly Period, or such later date as is determined in accordance with
Section 4.3(f), and ending on the first to occur thereafter of (a) the commencement of the Early Amortization Period, or (b) the payment in full to the Class A Certificateholders of the Class A Invested Amount.

          "Class A Scheduled Accumulation Period Length" shall have the meaning
           --------------------------------------------
specified in Section 4.3(f).

          "Class A Servicing Fee" shall have the meaning specified in Section
           ---------------------
3.1.

          "Class B Additional Interest" shall have the meaning specified in
           ---------------------------
Section 4.2(b).

          "Class B Adjusted Invested Amount" shall mean, with respect to any
           --------------------------------
date of determination, (a) if such date occurs prior to the Class B Principal Commencement Date, an amount equal to the Class B Invested Amount or (b) if such date occurs on or after the Class B Principal Commencement Date, an amount equal to the Class B Invested Amount less the Principal Funding Account Balance (after giving effect to any portion thereof to be paid to the Class A Certificateholders) on such date with respect to such Class.

          "Class B Available Funds" shall mean, with respect to any Monthly
           -----------------------
Period, an amount equal to the sum of (i) the Class B Floating Allocation Percentage of the Collections of Finance Charge Receivables allocated to Series 1998-A with respect to such Monthly Period (including (i) any investment earnings, net of losses and investment expenses, on amounts on deposit in the Pre-Funding Account on or prior to the related Determination Date and (ii) any other amounts that are to be treated as Collections of Finance Charge Receivables in accordance herewith or with the Agreement), (ii) if such Monthly Period relates to a Distribution Date that occurs after (or, if the Class B Principal Commencement Date is determined pursuant to clause (ii) of the definition thereof, on) the Class B Principal Commencement Date and prior to the Class C Principal Commencement Date, the amount of Principal Funding Investment Proceeds, if any, with respect to the related Distribution Date, and (iii) amounts, if any, to be withdrawn from the Reserve Account that are required to be included in Class B Available Funds with respect to the related Distribution Date.

          "Class B Certificate Rate" shall mean, with respect to the Class B
           ------------------------
Certificates, for the period from and including the Closing Date through and including July 14, 1998, for the period from and including July 15, 1998 through and including August 16, 1998, and for each Interest Period thereafter, a rate of 0.40% per annum above LIBOR determined on the related LIBOR Determination Date, calculated on the basis of actual days elapsed and a 360-day year, which shall be the "Certificate Rate" (as defined in the Agreement) for such Class.

          "Class B Certificateholder" shall mean the Person in whose name a
           -------------------------
Class B Certificate is registered in the Certificate Register.

          "Class B Certificates" shall mean any one of the Certificates executed
           --------------------
by the Transferors and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2.
                             -----------

          "Class B Default Draw Amount" shall have the meaning specified in
           ---------------------------
Section 4.12(f).

          "Class B Expected Final Payment Date" shall mean the July 2003
           -----------------------------------
Distribution Date.

          "Class B Floating Allocation Percentage" shall mean, with respect to
           --------------------------------------
any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class B Adjusted Invested Amount as of the close of business on the last day of the immediately preceding Monthly Period (or with respect to the first Monthly Period, the Class B Initial Invested Amount) and the denominator of which is equal to the Adjusted Invested Amount as of the close of business on the last day of such preceding Monthly Period (or with respect to the first Monthly Period, the Initial Invested Amount).

          "Class B Initial Invested Amount" shall mean $57,000,000.
           -------------------------------

          "Class B Interest Draw Amount" shall have the meaning specified in
           ----------------------------
Section 4.12(d).

          "Class B Interest Shortfall" shall have the meaning specified in
           --------------------------
Section 4.2(b).

          "Class B Invested Amount" shall mean, on any date of determination, an
           -----------------------
amount equal to (a) the Class B Initial Invested Amount, plus (b) the amount of
                                                         ----
any increases in the Class B Invested Amount during the Funding Period pursuant to Section 4.15, minus (c) the aggregate amount of principal payments made to
                 -----
the Class B Certificateholders on or prior to such date (other than any principal payments made to Class B Certificateholders from amounts on deposit in the Pre-Funding Account on the first Distribution Date following the end of the Funding Period pursuant to Section 4.14(d)), minus (d) the aggregate amount of
                                             -----
Class B Investor Charge-Offs for all prior Distribution Dates, minus (e) the
                                                               -----
aggregate amount of Reallocated Principal Collections allocable to the Class B Certificates and applied on any prior Distribution Dates pursuant to Section 4.8(a), minus (f) an amount equal to the amount by which the Class B
        -----

Invested Amount has been reduced on all prior Distribution Dates pursuant to
Section 4.6(a) and plus (g) the aggregate amount of Excess Spread and Excess
                   ----
Finance Charge Collections allocated to Series 1998-A available on or prior to such Distribution Date pursuant to Section 4.7(f).

          "Class B Investor Charge-Offs" shall have the meaning specified in
           ----------------------------
Section 4.6(b).

          "Class B Investor Default Amount" shall mean, with respect to each
           -------------------------------
Distribution Date, an amount equal to the product of (a) the Investor Default Amount for the related Monthly Period and (b) the Class B Floating Allocation Percentage for such Monthly Period.

          "Class B Monthly Interest" shall have the meaning specified in Section
           ------------------------
4.2(b).

          "Class B Monthly Principal" shall have the meaning specified in
           -------------------------
Section 4.3(b).

          "Class B Principal Allocation Percentage" shall mean, with respect to
           ---------------------------------------
any Monthly Period (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class B Invested Amount as of the close of business on the last day of the immediately preceding Monthly Period (or in the case of the first Monthly Period, the Class B Initial Invested Amount) and the denominator of which is equal to the Invested Amount as of the close of business on the last day of such preceding Monthly Period (or with respect to the first Monthly Period, the Initial Invested Amount) and (ii) during the Scheduled Accumulation Period or the Early Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class B Invested Amount as of the close of business on the last day of the Revolving Period, and the denominator of which is equal to the Invested Amount as of the close of business on the last day of the Revolving Period.

          "Class B Principal Commencement Date" shall mean (i) the Distribution
           -----------------------------------
Date on which the Class A Invested Amount is paid in full, or (ii) if the Class A Invested Amount is paid in full on the Class A Expected Final Payment Date and the Early Amortization Period has not commenced, the Distribution Date following the Class A Expected Final Payment Date or, if the commencement of the Class B Scheduled Accumulation Period is delayed as provided in Section 4.3(g), the immediately following Distribution Date.

          "Class B Required Amount" shall have the meaning specified in Section
           -----------------------
4.4(b).

          "Class B Scheduled Accumulation Period" shall mean, unless a Pay Out
           -------------------------------------
Event with respect to Series 1998-A shall have occurred prior thereto, the period commencing as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date on which the Class A Invested Amount is paid in full (or if the commencement of the Class B Scheduled Accumulation Period is delayed as provided in Section 4.3(g), the close of business on the last day of the following Monthly Period) and ending on the first to occur thereafter of (a) the commencement of the Early Amortization Period, or (b) the payment in full to the Class B Certificateholders of the Class B Invested Amount.

          "Class B Servicing Draw Amount" shall have the meaning specified in
           -----------------------------
Section 4.12(e).

          "Class B Servicing Fee" shall have the meaning specified in Section
           ---------------------
3.1.

          "Class C Additional Interest" shall have the meaning specified in
           ---------------------------
Section 4.2(c).

          "Class C Adjusted Invested Amount" shall mean, with respect to any
           --------------------------------
date of determination, (a) if such date occurs prior to the Class C Principal Commencement Date, an amount equal to the Class C Invested Amount or (b) if such date occurs on or after the Class C Principal Commencement Date, an amount equal to the Class C Invested Amount less the Principal Funding Account Balance (after giving effect to any portion thereof to be paid to the Class A Certificateholders or the Class B Certificateholders) on such date with respect to such Class.

          "Class C Available Funds" shall mean, with respect to any Monthly
           -----------------------
Period, an amount equal to the sum of (i) the Class C Floating Allocation Percentage of the Collections of Finance Charge Receivables allocated to Series 1998-A with respect to such Monthly Period (including (i) any investment earnings, net of losses and investment expenses, on amounts on deposit in the Pre-Funding Account on or prior to the related Determination Date and (ii) any other amounts that are to be treated as Collections of Finance Charge Receivables in accordance herewith or with the Agreement), (ii) if such Monthly Period relates to a Distribution Date that occurs after (or, if the Class C Principal Commencement Date is determined pursuant to clause (ii) of the definition thereof, on) the Class C Principal Commencement Date, the amount of Principal Funding Investment Proceeds, if any, with respect to the related Distribution Date, and (iii) amounts, if any, to be withdrawn from the Reserve Account that are required to be included in Class C Available Funds with respect to the related Distribution Date.

          "Class C Default Draw Amount" shall have the meaning specified in
           ---------------------------
Section 4.12(i).

          "Class C Expected Final Payment Date" shall mean the September 2003
           -----------------------------------
Distribution Date.

          "Class C Floating Allocation Percentage" shall mean, with respect to
           --------------------------------------
any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class C Adjusted Invested Amount as of the close of business on the last day of the immediately preceding Monthly Period (or with respect to the first Monthly Period, the Class C Initial Invested Amount) and the denominator of which is equal to the Adjusted Invested Amount as of the close of business on the last day of such preceding Monthly Period (or with respect to the first Monthly Period, the Initial Invested Amount).

          "Class C Initial Invested Amount" shall mean $47,500,000.
           -------------------------------

          "Class C Interests" shall mean a fractional undivided interest in the
           -----------------
Trust which shall consist of the right to receive, to the extent necessary to make the required payments to the Class C Interest Holders hereunder and under the Class C Supplemental Agreement, the portion of Collections allocable thereto under the Agreement and this Supplement, funds on deposit in the Collection Account allocable thereto pursuant to the Agreement and this Supplement, funds on deposit in the Cash Collateral Account, the Reserve Account, the Pre-Funding Account, the Principal Funding Account or any other Series Account (and any investment earnings thereon, net of investment expenses and losses, if and to the extent specifically provided herein) allocable thereto pursuant to the Agreement and this Supplement and funds on deposit in the Spread Account available pursuant to the Class C Supplemental Agreement.
          "Class C Interest Draw Amount" shall have the meaning specified in
           ----------------------------
Section 4.12(g).
          "Class C Interest Holder" shall mean the Person in whose name a Class
           -----------------------
C Interest is registered in the Book-Entry Register.
          "Class C Interest Rate" shall mean the rate designated as such in the
           ---------------------
Class C Supplemental Agreement, which shall be the "Certificate Rate" (as defined in the Agreement) for such Class.
          "Class C Interest Shortfall" shall have the meaning specified in
           --------------------------
Section 4.2(c).
          "Class C Invested Amount" shall mean, for any date of determination,
           -----------------------
an amount equal to (a) the Class C Initial Invested Amount, plus (b) the amount
                                                            ----
of any increases in the Class C Invested Amount during the Funding Period pursuant to Section 4.15, minus (c) the aggregate amount of principal payments
                          -----
made to the Class C Interest Holders on or prior to such date (other than (x) any principal payments made from the proceeds of any draw made on the Spread Account for the purpose of reimbursing previous reductions in the Class C Invested Amount as provided in the Class C Supplemental Agreement and (y) any principal payments made to Class C Interest Holders from amounts on deposit in the Pre-Funding Account on the first Distribution Date following the end of the Funding Period pursuant to Section 4.14(d)) minus (d) the aggregate amount of
                                            -----
Class C Investor Charge-Offs for all prior Distribution Dates, minus (e) the
                                                               -----
aggregate amount of Reallocated Principal Collections allocable to the Class C Interests and applied on any prior Distribution Dates pursuant to Section 4.8(a) or (b), minus (f) an amount equal to the amount by which the Class C Invested
        -----
Amount has been reduced on all prior Distribution Dates pursuant to Sections 4.6(a) and (b) and plus (g) the aggregate amount of Excess Spread and Excess
                   ----
Finance Charge Collections allocated to Series 1998-A available on or prior to such Distribution Date pursuant to Section 4.7(j).
          "Class C Investor Charge-Off" shall have the meaning provided in
           ---------------------------
Section 4.6(d).
          "Class C Investor Default Amount" shall mean, with respect to each
           -------------------------------
Distribution Date, an amount equal to the product of (i) the Investor Default Amount for the related Monthly Period and (ii) the Class C Floating Allocation Percentage for such Monthly Period.
          "Class C Monthly Interest" shall have the meaning specified in Section
           ------------------------
4.2(c).
          "Class C Monthly Principal" shall have the meaning specified in
           -------------------------
Section 4.3(c).
          "Class C Principal Allocation Percentage" shall mean, with respect to
           ---------------------------------------
any Monthly Period (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class C Invested Amount as of the close of business on the last day of the immediately preceding Monthly Period (or in the case of the first Monthly Period, the Class C Initial Invested Amount) and the denominator of which is equal to the Invested Amount as of the close of business on the last day of such preceding Monthly Period (or with respect to the first Monthly Period, the Initial Invested Amount) and (ii) during the Scheduled Accumulation Period or the Early Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class C Invested Amount as of the close of business on the last day of the Revolving Period, and the denominator of which is equal to the Invested Amount as of the close of business on the last day of the Revolving Period.

          "Class C Principal Commencement Date" shall mean (i) the Distribution
           -----------------------------------
Date on which the Class B Invested Amount is paid in full, or (ii) if the Class B Invested Amount is paid in full on the Class B Expected Final Payment Date and the Early Amortization Period has not commenced, the Distribution Date following the Class B Expected Final Payment Date or, if the commencement of the Class C Scheduled Accumulation Period is delayed as provided in Section 4.3(h), the immediately following Distribution Date.

          "Class C Required Amount" shall have the meaning specified in Section
           -----------------------
4.4(c).

          "Class C Scheduled Accumulation Period" shall mean, unless a Pay Out
           -------------------------------------
Event with respect to Series 1998-A shall have occurred prior thereto, the period commencing as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date on which the Class B Invested Amount is paid in full (or, if the commencement of the Class C Scheduled Accumulation Period is delayed as provided in Section 4.3(h), the close of business on the last day of the following Monthly Period) and ending on the first to occur thereafter of (a) the commencement of the Early Amortization Period, or (b) the payment in full to the Class C Interest Holders of the Class C Invested Amount.

          "Class C Servicing Draw Amount" shall have the meaning specified in
           -----------------------------
Section 4.12(h).

          "Class C Servicing Fee" shall have the meaning specified in Section
           ---------------------
3.1.

          "Class C Supplemental Agreement" shall mean the Class C Supplemental
           ------------------------------
Agreement by and among the Transferors, the Servicer and the Trustee, as amended and supplemented from time to time.

          "Closing Date" shall mean June 17, 1998.
           ------------

          "Controlled Accumulation Amount" shall mean (a) for any Distribution
           ------------------------------
Date with respect to the Class A Scheduled Accumulation Period, one-fourteenth of the Class A Invested Amount on the first day of such period; provided, however, that, if the Class A Scheduled Accumulation Period Length is determined to be less than 14 months pursuant to Section 4.3(f), the Controlled Accumulation Amount for each Distribution Date with respect to the Class A Scheduled Accumulation Period will be equal to (i) the product of (x) the Class A Invested Amount on the first day of such period and (y) the Accumulation Period Factor divided by (ii) the Required Accumulation Factor Number; (b) for each Distribution Date with respect to the

Class B Scheduled Accumulation Period, one-half of the Class B Invested Amount on the first day of such period; provided, however, that if the commencement of the Class B Scheduled Accumulation Period is delayed as provided in Section 4.3(g) the Controlled Accumulation Amount will be equal to the Class B Invested Amount on the first day of such period; and (c) for each Distribution Date with respect to the Class C Scheduled Accumulation Period, one-half of the Class C Invested Amount on the first day of such period; provided, however, that if the commencement of the Class C Scheduled Accumulation Period is delayed as provided in Section 4.3(h), the Controlled Accumulation Amount will be equal to the Class C Invested Amount on the first day of such period.

          "Controlled Deposit Amount" shall mean, for any Distribution Date with
           -------------------------
respect to the Scheduled Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date and any Deficit Controlled Accumulation Amount for the immediately preceding Distribution Date; provided, however, that if the commencement of the Class B Scheduled Accumulation Period or of the Class C Scheduled Accumulation Period is delayed as provided in Section 4.3(g) or (h), as applicable, the Controlled Deposit Amount with respect to the Distribution Date prior to the Class B Principal Commencement Date or the Class C Principal Commencement Date, as applicable, shall be zero.

          "Covered Amount" shall mean (a) for any Distribution Date with respect
           --------------
to the Class A Scheduled Accumulation Period or the first Special Payment Date, if such Special Payment Date occurs on or prior to the Class A Expected Final Payment Date, an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Certificate Rate in effect during such Interest Period, and (ii) the Principal Funding Account Balance, if any, with respect to such Class as of the preceding Distribution Date, (b) for any Distribution Date with respect to the Class B Scheduled Accumulation Period or the first Special Payment Date, if such Special Payment Date occurs on or after the Class B Principal Commencement Date and on or prior to the Class B Expected Final Payment Date, an amount equal to the product of
(i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Certificate Rate in effect during such Interest Period, and (ii) the Principal Funding Account Balance, if any, with respect to such Class as of the preceding Distribution Date, and (c) for any Distribution Date with respect to the Class C Scheduled Accumulation Period or the first Special Payment Date, if such Special Payment Date occurs on or after the Class C Principal Commencement Date, an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class C Interest Rate in effect during such Interest Period, and (ii) the Principal Funding Account Balance, if any, with respect to such Class as of the preceding Distribution Date.

          "Deficit Controlled Accumulation Amount" shall mean (a) on the first
           --------------------------------------
Distribution Date with respect to the Class A Scheduled Accumulation Period, the Class B Scheduled Accumulation Period or the Class C Scheduled Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Distribution Date over the amount withdrawn from the Collection Account and deposited to the Principal Funding Account as Class A Monthly Principal, Class B Monthly Principal or Class C Monthly Principal, as the case may be, for such Distribution Date and (b) on each subsequent Distribution Date with respect to the

Class A Scheduled Accumulation Period, the Class B Scheduled Accumulation Period or the Class C Scheduled Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such subsequent Distribution Date plus any
                                                                     ----
Deficit Controlled Accumulation Amount for the prior Distribution Date over the amount withdrawn from the Collection Account and deposited to the Principal Funding Account as Class A Monthly Principal, Class B Monthly Principal or Class C Monthly Principal, as the case may be, for such subsequent Distribution Date.

          "Early Amortization Period" shall mean the period commencing as of the
           -------------------------
close of business on the Business Day immediately preceding the day on which a Pay Out Event with respect to Series 1998-A is deemed to have occurred, and ending on the first to occur of (i) the payment in full to the Class A Certificateholders, the Class B Certificateholders and the Class C Interest Holders of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount, respectively, or (ii) the Series Termination Date.

          "Excess Spread" shall mean, with respect to any Distribution Date, the
           -------------
sum of the amounts, if any, specified pursuant to Sections 4.5(a)(iv), 4.5(b)(iii) and 4.5(c)(ii) with respect to such Distribution Date.

          "Finance Charge Shortfall" shall have the meaning specified in Section
           ------------------------
4.9.

          "Floating Allocation Percentage" shall mean, with respect to any day
           ------------------------------
during any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, (x) the numerator of which is the Adjusted Invested Amount as of the close of business on the last day of the immediately preceding Monthly Period (or in the case of the first Monthly Period, the Initial Invested Amount) and (y) the denominator of which is the greater of (a) the sum of (i) the total amount of Principal Receivables in the Trust as of the close of business on the last day of such preceding Monthly Period (or in the case of the first Monthly Period, the total amount of Principal Receivables in the Trust as of the Closing Date) plus (ii) the principal amount on deposit in
                                  ----
the Special Funding Account as of the close of business on the last day of such preceding Monthly Period (or in the case of the first Monthly Period, as of the close of business on the Closing Date) and (b) the sum of the numerators used to calculate the floating allocation percentages for all Series outstanding as of the date as to which such determination is being made; provided, that with respect to any Monthly Period in which an Addition Date or a Removal Date occurs, the amount in (a)(i) above shall be (A) the aggregate amount of Principal Receivables in the Trust as of the close of business on the last day of the prior Monthly Period (or in the case of the first Monthly Period, on the Closing Date) for the period from and including the first day of such Monthly Period (or in the case of the first Monthly Period, from and including the Closing Date) to but excluding the related Addition Date or Removal Date, (B) if there is more than one Addition Date and/or Removal Date in a Monthly Period then with respect to each of such Dates occurring after the first of such Dates in such Monthly Period, the aggregate amount of Principal Receivables in the Trust as of the close of business on the immediately preceding Addition Date or Removal Date for the period from and including such immediately preceding Addition Date or Removal Date to but excluding such Addition Date or Removal Date, and (C) the aggregate amount of Principal Receivables in the Trust as of the close of business on the last Addition Date or Removal Date that occurs during such Monthly Period for the period from and including such Addition Date or Removal Date to and including the last day of such Monthly Period; provided further that with respect to any Monthly Period during the Funding Period, if the Invested Amount has increased during such Monthly Period, the Floating Allocation Percentage shall be calculated for the period from and including the day on which such increase occurred through but not including the day on which the next such increase occurs (or, if no further increase occurs during such Monthly Period, through and including the last day of such Monthly Period) as a percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount on the day of such increase and the denominator of which shall be determined as provided in clause (y) above (after giving effect to the immediately preceding proviso) as of each such day. In addition, the Floating Allocation Percentage will be recalculated in accordance with Section 4.06 of the Agreement.

          "Full Invested Amount" shall mean $600,000,000.
           --------------------

          "Funding Period" shall mean the period from and including the Closing
           --------------
Date to but excluding the first to occur of (x) the commencement of the Early Amortization Period, (y) the date on which the Invested Amount first equals the Full Invested Amount, and (z) December 31, 1998.

          "Group I" shall mean Series 1998-A and each other Series specified in
           -------
the related Supplement to be included in Group I.

          "Initial Cash Collateral Amount" shall mean $18,000,000.
           ------------------------------

          "Initial Invested Amount" shall mean the sum of the Class A Initial
           -----------------------
Invested Amount, the Class B Initial Invested Amount and the Class C Initial Invested Amount.

          "Initial Pre-Funded Amount" shall mean $125,000,000.
           -------------------------

          "Interchange" shall mean, with respect to each Transfer Date, one-
           -----------
twelfth of 1.50% of the average daily balance of the Principal Receivables allocable to the Invested Amount during the preceding Monthly Period; provided, however, that with respect to the first Transfer Date, Interchange will be an amount equal to the product of (a)(i) a fraction, the numerator of which is the actual number of days from the Closing Date through and including the last day of the Monthly Period immediately preceding such Transfer Date and the denominator of which is 360 times (ii) 1.50% and (b) the average daily balance of Principal Receivables allocable to the Invested Amount during such period.

          "Interest Payment Date" shall mean each Distribution Date beginning
           ---------------------
with the August 1998 Distribution Date.

          "Interest Period" shall mean, with respect to any Distribution Date,
           ---------------
the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

          "Invested Amount" shall mean, as of any date of determination, an
           ---------------
amount equal to the sum of (a) the Class A Invested Amount as of such date, (b) the Class B Invested Amount as of such date, and (c) the Class C Invested Amount as of such date.

          "Investor Amount" or "Series Investor Amount" shall mean, as of any
           -------------------------------------------
date of determination, an amount equal to the sum of (a) the Invested Amount and
(b) the Pre-Funded Amount.

          "Investor Charge-Offs" shall mean Class A Investor Charge-Offs, Class
           --------------------
B Investor Charge-Offs and Class C Investor Charge-Offs.

          "Investor Default Amount" shall mean, with respect to any Distribution
           -----------------------
Date, an amount equal to the product of (a) the Defaulted Amount for the related Monthly Period and (b) the Floating Allocation Percentage for such Monthly Period.

          "LIBOR" shall mean, for any Interest Period or other period specified
           -----
in the definition of Class A Certificate Rate or Class B Certificate Rate, the London interbank offered rate for one-month United States dollar deposits as determined by the Trustee for such Interest Period or other period (commencing on the first day of such Interest Period or other period or, if such day is not a London Business Day, the London interbank offered rate for such deposits commencing on the next succeeding London Business Day) in accordance with the provisions of Section 4.13.

          "LIBOR Determination Date" shall mean the second London Business Day
           ------------------------
prior to the commencement of each Interest Period or other period specified in the definition of Class A Certificate Rate or Class B Certificate Rate.

          "London Business Day" shall mean any Business Day on which dealings in
           -------------------
deposits in United States dollars are transacted in the London interbank market.

          "Monthly Cash Collateral Fee" shall have the meaning provided in the
           ---------------------------
Cash Collateral Agreement.

          "Monthly Interest" means, with respect to any Distribution Date, the
           ----------------
Class A Monthly Interest, the Class B Monthly Interest and the Class C Monthly Interest for such Distribution Date.

          "Monthly Servicing Fee" shall have the meaning specified in Section
           ---------------------
3.1.

          "Monthly Total Percentage Allocation" shall have the meaning specified
           -----------------------------------
in Section 4.1(b)(ii).

          "Percentage Allocation" shall have the meaning specified in Section
           ---------------------
4.1(b)(ii).

          "Portfolio Yield" shall mean, with respect to any Monthly Period, the
           ---------------
annualized percentage equivalent of a fraction, the numerator of which is equal to (a) an amount equal to the product of (i) the Floating Allocation Percentage with respect to such Monthly Period and (ii) the amount of Collections of Finance Charge Receivables with respect to such Monthly Period (including (i) any investment earnings, net of losses and investment expenses, on amounts on deposit in the Pre-Funding Account on or before the related Determination Date and (ii) any other amounts that are to be treated as Collections of Finance Charge Receivables in accordance herewith or with the Agreement), plus (b) the
                                                                  ----
amount of Principal Funding Investment Proceeds
for the related Distribution Date, if any, plus (c) the amount of funds
                                           ----
withdrawn from the Reserve Account, if any, that are required to be included as Class A Available Funds, Class B Available Funds or Class C Available Funds, in each case for the related Distribution Date with respect to such Monthly Period, and minus (d) the Investor Default Amount for the Distribution Date with respect
    -----
to such Monthly Period, and the denominator of which is the Investor Amount as of the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Investor Amount as of the Closing Date).

          "Pre-Funded Amount" shall mean (a) the Initial Pre-Funded Amount minus
           -----------------                                               -----
(b) the amount of any increases in the Invested Amount during the Funding Period pursuant to Section 4.15 minus (c) the amount of any principal losses on funds
                         -----
on deposit in the Pre-Funding Account.

          "Pre-Funding Account" shall have the meaning specified in Section 4.14
           -------------------

          "Pre-Funding Transferor Amount" shall mean, with respect to any date
           -----------------------------
of determination (i) 10% of the sum of the aggregate amount of Principal Receivables in the Trust on such day plus amounts on deposit in the Special
                                     ----
Funding Account on such day or (ii) such lesser amount as may be established by an authorized representative of the Transferors with respect to such day by notice to the Trustee and the Servicer.

          "Principal Allocation Percentage" shall mean, with respect to any day
           -------------------------------
during a Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, (x) the numerator of which is (a) during the Revolving Period, the Invested Amount as of the close of business on the last day of the immediately preceding Monthly Period (or in the case of the first Monthly Period, the Initial Invested Amount) and (b) during the Scheduled Accumulation Period or the Early Amortization Period, the Invested Amount as of the close of business on the last day of the Revolving Period and (y) the denominator of which is the greater of (i) the sum of (A) the total amount of Principal Receivables in the Trust as of the close of business on the last day of such preceding Monthly Period (or with respect to the first Monthly Period, the total amount of Principal Receivables in the Trust as of the Closing Date) plus (B) the principal amount on deposit in the Special Funding Account as of
----
the close of business on the last day of such preceding Monthly Period (or with respect to the first Monthly Period, as of the close of business on the Closing
Date) and (ii) the sum of the numerators used to calculate the principal allocation percentages for all Series outstanding as of the date as to which such determination is being made; provided that with respect to any Monthly Period in which an Addition Date or a Removal Date occurs the amount in (i)(A) above shall be (1) the aggregate amount of Principal Receivables in the

Trust as of the close of business on the last day of the prior Monthly Period (or, in the case of the first Monthly Period, on the Closing Date) for the period from and including the first day of such Monthly Period (or in the case of the first Monthly Period, from and including the Closing Date) to but excluding the related Addition Date or Removal Date, (2) if there is more than one Addition Date and/or Removal Date in a Monthly Period then with respect to each of such Dates occurring after the first of such Dates in such Monthly Period, the aggregate amount of Principal Receivables in the Trust as of the close of business on the immediately preceding Addition Date or Removal Date for the period from and including such immediately preceding Addition Date or Removal Date to but excluding such Addition Date or Removal Date, and (3) the aggregate amount of Principal Receivables in the Trust as of the close of business on the last Addition Date or Removal Date that occurs during such Monthly Period for the period from and including such Addition Date or Removal Date to and including the last day of such Monthly Period; provided further that with respect to any Monthly Period during the Funding Period, if the Invested Amount has increased during such Monthly Period, the Principal Allocation Percentage shall be calculated for the period from and including the day on which such increase occurred through but not including the day on which the next such increase occurs (or, if no further increase occurs during such Monthly Period, through and including the last day of such Monthly Period) as a percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount on the day of such increase and the denominator of which shall be determined as provided in clause (y) above (after giving effect to the immediately preceding proviso) as of each such day; provided further, however, that if after the commencement of the Scheduled Accumulation Period or the Early Amortization Period a Pay Out Event occurs with respect to another Series that was designated in the Supplement therefor as a Series that is a "Paired Series" with respect to Series 1998-A, the Transferors may, by written notice delivered to the Trustee and the Servicer, designate a different numerator for the foregoing fraction, provided that (I) such numerator is not less than the Adjusted Invested Amount as of the last day of the Monthly Period preceding such Pay Out Event (or in the case of the first Monthly Period, the Initial Invested Amount) and (II) the Transferors shall have received written notice that the Rating Agency Condition has been satisfied with respect to such designation and shall have delivered copies of each such written notice to the Servicer and the Trustee. In addition, the Principal Allocation Percentage will be recalculated in accordance with Section 4.06 of the Agreement.

          "Principal Funding Account" shall have the meaning specified in
           -------------------------
Section 4.3(d)(i).

          "Principal Funding Account Balance" shall mean, with respect to any
           ---------------------------------
Distribution Date, the amount, if any, on deposit in the Principal Funding Account on such date (after giving effect to any deposits to, or withdrawals from, the Principal Funding Account to be made on such Distribution Date).
          "Principal Funding Investment Proceeds" shall have the meaning
           -------------------------------------
specified in Section 4.3(d)(ii).

          "Principal Shortfall" shall have the meaning specified in Section
           -------------------
4.10.

          "Rating Agency" shall mean Moody's, Standard & Poor's and Fitch.
           -------------
Notwithstanding anything to the contrary in this Supplement, the Agreement or the Class C Supplemental Agreement, the term "Rating Agency" when used in the definition of Eligible Investments (including Cash Collateral Account Investments) shall include Fitch only if such investment is rated by Fitch.

          "Reallocated Principal Collections" shall mean, with respect to any
           ---------------------------------
Monthly Period during the Early Amortization Period, the product of (a) the Principal Allocation Percentage with respect to such Monthly Period of the aggregate amount of Collections in respect of Principal Receivables deposited in the Collection Account for such Monthly Period and (b) the sum of the Class B Principal Allocation Percentage and Class C Principal Allocation

Percentage with respect to such Monthly Period. Reallocated Principal Collections allocable to the Class B Certificates shall equal, with respect to any Monthly Period, the product of (a) the Principal Allocation Percentage with respect to such Monthly Period of the aggregate amount of Collections in respect of Principal Receivables deposited in the Collection Account for such Monthly Period and (b) the Class B Principal Allocation Percentage with respect to such Monthly Period. Reallocated Principal Collections allocable to the Class C Interests shall equal, with respect to any Monthly Period, the product of (a) the Principal Allocation Percentage with respect to such Monthly Period of the aggregate amount of Collections in respect of Principal Receivables deposited in the Collection Account for such Monthly Period and (b) the Class C Principal Allocation Percentage with respect to such Monthly Period. In no event will the Collections of Principal Receivables allocable to the Class C Interests on any Distribution Date exceed the Class C Invested Amount on such Distribution Date and in no event will the Collections of Principal Receivables allocable to the Class B Interests on any Distribution Date exceed the Class B Invested Amount.

          "Reassignment Amount" shall mean, with respect to any Distribution
           -------------------
Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (a) the Invested Amount on such Distribution Date, plus (b) Monthly Interest for such Distribution Date and any
                   ----
Monthly Interest previously due but not distributed to the Series 1998-A Holders on a prior Distribution Date, plus (c) the amount of Additional Interest, if
                              ----
any, for such Distribution Date and any Additional Interest previously due but not distributed to the Series 1998-A Holders on a prior Distribution Date.

          "Reference Banks" means four major banks in the London interbank
           ---------------
market selected by the Servicer.

          "Required Accumulation Factor Number" shall be equal to a fraction,
           -----------------------------------
rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the 12 months preceding the date of such calculation.

          "Required Cash Collateral Amount" shall mean, with respect to any
           -------------------------------
Distribution Date, (i) during the Funding Period, 3.0% of the Investor Amount on the related Determination Date and (ii) thereafter the greater of (a) 1.0% of the Invested Amount as of the last day of the Funding Period and (b) 3.0% of the Adjusted Invested Amount on the date of determination; provided, however, that if either a withdrawal is made from the Cash Collateral Account pursuant to Sections 4.12(c) through and including (i) or a Pay Out Event occurs with respect to Series 1998-A, the Required Cash Collateral Amount shall equal the Required Cash Collateral Amount for the Distribution Date immediately preceding the occurrence of such withdrawal or such Pay Out Event (or, prior to the first Distribution Date, the Required Cash Collateral Amount in effect immediately prior to the occurrence of such withdrawal or Pay Out Event); and provided further that if the Pre-Funded Amount is greater than zero at the end of the Funding Period and the Required Cash Collateral Amount is being calculated pursuant to the first proviso of this definition, the Required Cash Collateral Amount will equal the amount calculated as set forth above in the first proviso minus an amount equal to the product of (x) 3% and (y) the Pre-Funded Amount at the end of the Funding Period; and provided further that notwithstanding the foregoing, the Required Cash Collateral Amount shall not exceed the Adjusted Invested Amount

          "Required Reserve Account Amount" shall mean, (x) with respect to any
           -------------------------------
Distribution Date prior to the Reserve Account Funding Date, $0, and (y) with respect to any Distribution Date on or after the Reserve Account Funding Date, an amount equal to (i) 0.50% of the Invested Amount as of the preceding Distribution Date (after giving effect to all changes therein on such date) (except that if the number of Monthly Periods in each of the Class A Scheduled Accumulation Period, the Class B Scheduled Accumulation Period and the Class C Scheduled Accumulation Period is one (or any such period longer than one month has expired) the Required Reserve Account Amount determined pursuant to this clause (i) shall be $0) or (ii) any other amount designated by the Transferors, provided that if such designation is of a lesser amount, the Transferors shall have received written notice from each Rating Agency that such designation will satisfy the Rating Agency Condition and shall have delivered copies of each such written notice to the Trustee and the Servicer, together with a certificate of an authorized officer of each Transferor to the effect that, based on the facts known to such officer at such time, in the reasonable belief of such Transferor, such designation will not cause a Pay Out Event with respect to Series 1998-A or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 1998-A.

          "Reserve Account" shall have the meaning specified in Section 4.11(a).
           ---------------

          "Reserve Account Funding Date" shall mean (1) the Distribution Date
           ----------------------------
with respect to the Monthly Period which commences no later than three months prior to the Distribution Date with respect to the first Monthly Period of the Class A Scheduled Accumulation Period; or (2) such earlier date as may be designated by the Servicer.

          "Reserve Account Surplus" shall mean, as of any date of determination,
           -----------------------
the amount, if any, by which the amount on deposit in the Reserve Account on such date (before giving effect to any deposit to, or withdrawal from, the Reserve Account on such date) exceeds the Required Reserve Account Amount on such date.

          "Reserve Draw Amount" shall have the meaning specified in Section
           -------------------
4.11(c).

          "Revolving Period" shall mean the period beginning at the close of
           ----------------
business on the Closing Date and ending on the earlier of (a) the close of business on the day immediately preceding the first day of the Scheduled Accumulation Period and (b) the close of business on the day immediately preceding the day the Early Amortization Period commences.

          "Scheduled Accumulation Period" shall mean the period beginning on the
           -----------------------------
first day of the Class A Scheduled Accumulation Period and ending on the earlier of (i) the close of business on the last day of the Monthly Period preceding the Class C Expected Final Payment Date or (ii) the close of business on the day immediately preceding the day on which the Early Amortization Period commences.

          "Series Accounts" shall mean any of the Pre-Funding Account, Cash
           ---------------
Collateral Account, Principal Funding Account, Reserve Account or Spread
Account.

          "Series Invested Amount" shall mean (i) as of any date of
           ----------------------
determination during the Funding Period, the Invested Amount and (ii) as of any date thereafter, the Invested Amount as of the last day of the Funding Period.

          "Series Percentage" shall mean (i) with respect to Finance Charge
           -----------------
Receivables and Defaulted Receivables, the Floating Allocation Percentage and
(ii) with respect to Principal Receivables, the Principal Allocation Percentage.

          "Series Termination Date" shall mean the earlier to occur of (i) the
           -----------------------
October 2006 Distribution Date and (ii) the termination of the Trust pursuant to
Section 12.01 of the Agreement.

          "Series 1998-A" shall mean the Series of Investor Certificates the
           -------------
terms of which are specified in this Supplement (and, with respect to the Class C Interests, in the Class C Supplemental Agreement), and shall include the Class A Certificates, the Class B Certificates and the Class C Interests.

          "Series 1998-A Certificate" shall mean a Class A Certificate or a
           -------------------------
Class B Certificate.

          "Series 1998-A Certificateholder" shall mean a Class A
           -------------------------------
Certificateholder or a Class B Certificateholder.

          "Series 1998-A Holder" shall mean a Class A Certificateholder, a Class
           --------------------
B Certificateholder or a Class C Interest Holder.

          "Servicing Base Amount" shall have the meaning specified in Section
           ---------------------
3.1

          "Servicing Fee Rate" shall mean 2.00%.
           ------------------

          "Special Payment Date" shall mean each Distribution Date with respect
           --------------------
to the Early Amortization Period.

          "Spread Account" shall mean the spread account established for the
           --------------
benefit of the Class C Interest Holders and the Spread Account Residual Interest Holder pursuant to the Class C Supplemental Agreement.

          "Spread Account Residual Interest Holder" shall have the meaning
           ---------------------------------------
specified in the Class C Supplemental Agreement.

          "Supplement" shall have the meaning provided in the first and third
           ----------
paragraphs of this Agreement.

          "Telerate Page 3750" shall mean the display page currently so
           ------------------
designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

          "Total Draw Amount" shall have the meaning specified in Section
           -----------------
4.12(j).

          "Trust" shall have the meaning provided in the second paragraph of
           -----
this Agreement.

          (b) Notwithstanding anything to the contrary in this Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Supplement or the Agreement with respect to Series 1998-A, Moody's, Standard & Poor's and Fitch. As used in this Supplement and in the Agreement with respect to Series 1998-A, "highest investment category" shall mean (i) in the case of Standard & Poor's, AAA, A-1+, AAAm or AAAmg, as applicable, (ii) in the case of Moody's, Aaa or P-1, as applicable, and (iii) in the case of Fitch, AAA or F-1+, as applicable. Notwithstanding anything to the contrary in this Supplement or the Agreement, when used in the definition of Eligible Investments (including Cash Collateral Account Investments) the term "Rating Agency" shall mean Moody's, Standard & Poor's and Fitch (but shall include Fitch only if such investment is rated by Fitch).

          (c) Each capitalized term defined herein shall relate to Series 1998-A and no other Series of Investor Certificates issued by the Trust. All capitalized terms used herein and not otherwise defined herein (including in the Class C Supplemental Agreement) have the meanings ascribed to them in the Agreement. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Supplement shall govern.

          (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Supplement shall refer to this Supplement (as supplemented by the Class C Supplemental Agreement) as a whole and not to any particular provision of this Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Supplement unless otherwise specified; and the term "including" means "including without limitation."


                                  ARTICLE III
                                    SERVICER

          Section 3.1  Servicing Compensation.
                       ----------------------

          The share of the Servicing Fee allocable to the Series 1998-A Holders with respect to any Distribution Date (the "Monthly Servicing Fee") shall be
                                            ---------------------
equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) (i) the Adjusted Invested Amount, if any, as of the last day of the Monthly Period preceding such Distribution Date, minus (ii) the product of (A) the amount, if
                                  -----
any, on deposit in the Special Funding Account as of the close of business on the last day of the Monthly Period preceding such Distribution Date and (B) the Floating Allocation Percentage with respect to such Monthly Period (the amount calculated pursuant to this clause (b) is referred to as the "Servicing Base
                                                              --------------
Amount"); provided, however, that with respect to the first Distribution Date,
------
the Monthly Servicing Fee shall be $1,400,000. The share of the Monthly Servicing Fee allocable to the Class A Certificateholders with respect to any Distribution Date (the "Class A Servicing Fee") shall be equal to one-twelfth
                        ---------------------
of the product of (a) the Class A Floating Allocation Percentage with respect to the preceding Monthly Period, (b) the Servicing Fee Rate and (c) the Servicing Base Amount with respect to such Distribution Date; provided, however, that with respect to the first Distribution Date the Class A Servicing Fee shall be $1,092,000. The share of the Monthly Servicing Fee allocable to the Class B Certificateholders with respect to any Distribution Date (the "Class B Servicing
                                                               -----------------
Fee") shall be
---
equal to one-twelfth of the product of (a) the Class B Floating Allocation Percentage with respect to the preceding Monthly Period, (b) the Servicing Fee Rate and (c) the Servicing Base Amount with respect to such Distribution Date; provided, however, that with respect to the first Distribution Date, the Class B Monthly Servicing Fee shall be $168,000. The share of the Monthly Servicing Fee allocable to the Class C Interest Holders with respect to any Distribution Date (the "Class C Servicing Fee") shall be equal to one-twelfth of the product of
      ---------------------
(a) the Class C Floating Allocation Percentage with respect to the preceding Monthly Period, (b) the Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the first Distribution Date the Class C Servicing Fee shall be $140,000. The remainder of the Servicing Fee shall be paid by the Holders of the Transferor Certificates or the Certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, the Trustee, the Series 1998-A Holders, the Cash Collateral Depositor or the Spread Account Residual Interest Holder be liable for the share of the Servicing Fee to be paid by the Holders of the Transferor Certificates or the Certificateholders of any other Series. The Class A Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to Section 4.5(a)(ii), 4.7(a), 4.8(a) or 4.12(c), the Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to Section 4.5(b)(ii), 4.7(d), 4.8(b) or 4.12(e), and the Class C Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to Section 4.5(c)(i), 4.7(h) or 4.12(h).


                                   ARTICLE IV
                      RIGHTS OF SERIES 1998-A HOLDERS AND
                   ALLOCATION AND APPLICATION OF COLLECTIONS

          Section 4.1  Collections and Allocations.
                       ---------------------------

          The Servicer will apply, or will instruct the Trustee to apply, all Collections and other funds on deposit in the Collection Account that are allocable to the Series 1998-A Holders as follows:

          (a) Allocations During the Revolving Period.  During the Revolving
              ---------------------------------------
Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate the following amounts as set forth below:

               (i) Allocate to the Series 1998-A Holders and retain in the Collection Account an amount equal to the product of (A) the Floating Allocation Percentage on such date and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such date.

               (ii) Allocate to the Series 1998-A Holders an amount equal to the product of (1) the Principal Allocation Percentage on such date and (2) the aggregate amount of such Collections processed in respect of Principal Receivables on such date, which amount shall be first, if any other
                                                     -----
     Principal Sharing Series is outstanding and in its Amortization Period or Accumulation Period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related

     Distribution Date (or on such other date as may be specified in the applicable Supplement), and second paid to the Holders of the Transferor
                                 ------
     Certificates to the extent the Transferor Amount on such date is greater than the Required Transferor Amount (after giving effect to the inclusion in the Trust of all Principal Receivables created on such date and amounts deposited in the Special Funding Account on such day), and otherwise shall be deposited into the Special Funding Account until the Transferor Amount is greater than the Required Transferor Amount and applied in accordance with Section 4.02 of the Agreement and the remainder shall be paid to the Holders of the Transferor Certificates.

          (b) Allocations During the Scheduled Accumulation Period.  During the
              ----------------------------------------------------
Scheduled Accumulation Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate the following amounts as set forth below:

               (i) Allocate to the Series 1998-A Holders and retain in the Collection Account an amount equal to the product of (A) the Floating Allocation Percentage on such date and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such date.

               (ii) Allocate to the Series 1998-A Holders and retain in the Collection Account an amount, if any, equal to the product of (1) the Principal Allocation Percentage on such date and (2) the aggregate amount of Collections processed in respect of Principal Receivables on such date (for any such date, a "Percentage Allocation"); provided, however, that if
                            ---------------------
     the sum of such Percentage Allocation and all preceding Percentage Allocations with respect to the same Monthly Period (the "Monthly Total
                                                               -------------
     Percentage Allocation") exceeds the Controlled Deposit Amount for the
     ---------------------
     related Distribution Date, then such excess shall not be treated as a Percentage Allocation and shall be first, if any other Principal Sharing
                                        -----
     Series is outstanding and in its Amortization Period or Accumulation Period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date (or on such other date as may be specified in the applicable Supplement), and second paid to the Holders of the Transferor Certificates to the extent
         ------
     the Transferor Amount on such date is greater than the Required Transferor Amount (after giving effect to the inclusion in the Trust of all Principal Receivables created on such date and amounts deposited in the Special Funding Account on such day), and otherwise shall be deposited into the Special Funding Account until the Transferor Amount is greater than the Required Transferor Amount and applied in accordance with Section 4.02 of the Agreement and the remainder shall be paid to the Holders of the Transferor Certificates.

               (iii) Notwithstanding Section 4.1(b)(ii), if the commencement of the Class B Scheduled Accumulation Period or of the Class C Scheduled Accumulation Period is delayed as provided in Section 4.3(g) or (h), as applicable, with respect to the Monthly Period in which the Class A Expected Final Payment Date or the Class B Expected Final Payment Date occurs, as applicable, allocate to the Series 1998-A Holders an amount equal to the product of (1) the Principal Allocation Percentage on such date and (2) the aggregate amount of such Collections processed in respect of Principal

     Receivables on such date, which amount shall be first, if any other
                                                     -----
     Principal Sharing Series is outstanding and in its Amortization Period or Accumulation Period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date (or on such other date as may be specified in the applicable Supplement), and second paid to the Holders of the Transferor
                                 ------
     Certificates to the extent the Transferor Amount on such date is greater than the Required Transferor Amount (after giving effect to the inclusion in the Trust of all Principal Receivables created on such date and amounts deposited in the Special Funding Account on such day), and otherwise shall be deposited into the Special Funding Account until the Transferor Amount is greater than the Required Transferor Amount and applied in accordance with Section 4.02 of the Agreement and the remainder shall be paid to the Holders of the Transferor Certificates.

          (c) Allocations During the Early Amortization Period.  During the
              ------------------------------------------------
Early Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate the following amounts as set forth below:

               (i) Allocate to the Series 1998-A Holders and retain in the Collection Account an amount equal to the product of (A) the Floating Allocation Percentage on such date and (B) the aggregate amount of such Collections processed in respect of Finance Charge Receivables on such date.

               (ii) Allocate to the Series 1998-A Holders and retain in the Collection Account an amount equal to the product of (A) the Principal Allocation Percentage on such date and (B) the aggregate amount of such Collections processed in respect of Principal Receivables on such date; provided, however, that after the date on which an amount of such Collections equal to the Adjusted Invested Amount has been deposited into the Collection Account and allocated to the Series 1998-A Holders, the amount determined in accordance with this subsection (ii) in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in
              -----
     its Amortization Period or Accumulation Period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date (or on such other date as may be specified in the applicable Supplement), and second paid to the Holders
                                                     ------
     of the Transferor Certificates to the extent the Transferor Amount on such date is greater than the Required Transferor Amount (after giving effect to the inclusion in the Trust of all Principal Receivables created on such date and any amounts deposited in the Special Funding Account on such day), and otherwise shall be deposited into the Special Funding Account until the Transferor Amount is greater than the Required Transferor Amount and applied in accordance with Section 4.02 of the Agreement and the remainder shall be paid to the Holders of the Transferor Certificates.

          Section 4.2  Determination of Monthly Interest.
                       ---------------------------------

          (a) The amount of monthly interest ("Class A Monthly Interest")
                                               ------------------------
distributable with respect to the Class A Certificates on any Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period (or, with respect to the initial Interest Period, the actual number of days (x) in the period from and including the Closing Date through and including July 14, 1998 and (y) in the period from and including July 15, 1998 through and including August 16, 1998) and the denominator of which is 360, (ii) the Class A Certificate Rate in effect during such Interest Period (or portion thereof), and
(iii) the outstanding principal amount of the Class A Certificates as of the close of business on the last day of the preceding Monthly Period (or in the case of the first Monthly Period, on the Closing Date), which for purposes of such calculation shall include the Class A Certificates' pro rata share of funds on deposit in the Pre-Funding Account on the applicable date.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"),
                                                  --------------------------
of (1) the Class A Monthly Interest for such Distribution Date over (2) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date (after giving effect to the application of Class A Available Funds and Excess Spread and Excess Finance Charge Collections, any withdrawal from the Cash Collateral Account and any application of Reallocated Principal Collections for the purpose of paying such amount with respect to such Distribution Date). If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class A Additional Interest") equal to the product of (I) (a) a fraction, the
-----------------------------
numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (b) 2.00% per annum plus the Class A
                                                               ----
Certificate Rate and (II) such Class A Interest Shortfall (or the portion thereof that has not been paid to the Class A Certificateholders) shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class A Interest Shortfall is paid to the Class A Certificateholders. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Certificateholders only to the extent permitted by applicable law.

          (b) The amount of monthly interest ("Class B Monthly Interest")
                                               ------------------------
distributable with respect to the Class B Certificates on any Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period (or, with respect to the initial Interest Period, the actual number of days (x) in the period from and including the Closing Date through and including July 14, 1998 and (y) in the period from and including July 15, 1998 through and including August 16, 1998) and the denominator of which is 360, (ii) the Class B Certificate Rate in effect during such Interest Period (or portion thereof) and
(iii) the outstanding principal amount of the Class B Certificates as of the close of business on the last day of the preceding Monthly Period (or in the case of the first Monthly Period, on the Closing Date), which for purposes of such calculation shall include the Class B Certificates' pro rata share of funds on deposit in the Pre-Funding Account on the applicable date.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"),
                                                  --------------------------
of (1) the Class B Monthly Interest for such Distribution Date over (2) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date (after giving effect to the application of Class B Available Funds and Excess Spread and Excess Finance Charge Collections, any withdrawal from the Cash Collateral Account and any application of Reallocated Principal

Collections for the purpose of paying such amount with respect to such Distribution Date). If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class B
                                                               -------
Additional Interest") equal to the product of (I) (a) a fraction, the numerator
-------------------
of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (b) 2.00% per annum plus the Class B
                                                       ----
Certificate Rate and (II) such Class B Interest Shortfall (or the portion thereof that has not been paid to the Class B Certificateholders) shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class B Interest Shortfall is paid to the Class B Certificateholders. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Certificateholders only to the extent permitted by applicable law.

          (c) The amount of monthly interest ("Class C Monthly Interest")
                                               ------------------------
distributable with respect to the Class C Interests on any Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period (or, with respect to the initial Interest Period, the actual number of days (x) in the period from and including the Closing Date through and including July 14, 1997 and (y) in the period from and including July 15, 1998 through and including August 16, 1998) and the denominator of which is 360, (ii) the Class C Interest Rate in effect during such Interest Period (or portion thereof) and (iii) the outstanding principal amount of the Class C Interests as of the close of business on the last day of the preceding Monthly Period (or in the case of the first Monthly Period, on the Closing Date), which for purposes of such calculation shall include the Class C Interests' pro rata share of funds on deposit in the Pre-Funding Account on the applicable date.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class C Interest Shortfall")
                                                  --------------------------
of (1) the Class C Monthly Interest for such Distribution Date over (2) the aggregate amount of funds allocated and available to pay such Class C Monthly Interest on such Distribution Date (after giving effect to the application of Excess Spread and Excess Finance Charge Collections, any withdrawals from the Cash Collateral Account and the proceeds of any draw made on the Spread Account as provided in the Class C Supplemental Agreement for the purpose of paying such amount with respect to such Distribution Date). If the Class C Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class C Additional Interest") equal to the product of (I)(a)
                    ---------------------------
a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (b) 2.00% per annum plus the Class C Interest Rate and (II) such Class C Interest Shortfall (or the
----
portion thereof that has not been paid to the Class C Interest Holders) shall be payable as provided herein with respect to the Class C Interests on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class C Interest Shortfall is paid to the Class C Interest Holders. Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed to the Class C Interest Holders only to the extent permitted by applicable law.

          Section 4.3  Determination of Monthly Principal; Principal Funding
                       -----------------------------------------------------
Account; Scheduled Accumulation Period.
--------------------------------------

          (a) The amount of monthly principal ("Class A Monthly Principal") with
                                                -------------------------
respect to the Class A Certificates on each Distribution Date, beginning with the first to occur of (i) the first Distribution Date with respect to an Early Amortization Period, if any, and (ii) the first Distribution Date with respect to the Class A Scheduled Accumulation Period, shall be equal to the least of (A) the Available Principal Collections with respect to such Distribution Date, (B) for each Distribution Date with respect to the Class A Scheduled Accumulation Period, and on or prior to the Class A Expected Final Payment Date, the applicable Controlled Deposit Amount for such Distribution Date and (C) the Class A Adjusted Invested Amount on such Distribution Date.

          (b) The amount of monthly principal ("Class B Monthly Principal") with
                                                -------------------------
respect to the Class B Certificates on each Distribution Date, beginning with the Class B Principal Commencement Date, shall be equal to the least of (A) the Available Principal Collections with respect to such Distribution Date (minus
                                                                        -----
the portion of such Available Principal Collections, if any, applied to Class A Monthly Principal on such Distribution Date), (B) for each Distribution Date with respect to the Class B Scheduled Accumulation Period, and on or prior to the Class B Expected Final Payment Date, the applicable Controlled Deposit Amount for such Distribution Date and (C) the Class B Adjusted Invested Amount on such Distribution Date.

          (c) The amount, if any, of monthly principal ("Class C Monthly
                                                         ---------------
Principal") with respect to the Class C Interests on each Distribution Date,
---------
beginning with the Class C Principal Commencement Date, shall be equal to the least of (A) the Available Principal Collections with respect to such Distribution Date (minus the portion of such Available Principal Collections, if
                   -----
any, applied to Class A Monthly Principal or Class B Monthly Principal on such Distribution Date), (B) for each Distribution Date with respect to the Class C Scheduled Accumulation Period, and on or prior to the Class C Expected Final Payment Date, the applicable Controlled Deposit Amount for such Distribution Date and (C) the Class C Adjusted Invested Amount on such Distribution Date.

          (d) (i) The Servicer, for the benefit of the Series 1998-A Holders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Principal Funding Account"), bearing a
                                  -------------------------
designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-A Holders.

               (ii) At the written direction of the Servicer, funds on deposit in the Principal Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Series 1998-A Holders; provided, that on each Distribution Date all interest and other investment income (net of losses and investment expenses) ("Principal
                                                                       ---------
     Funding Investment Proceeds") on funds on deposit therein shall be applied
     ---------------------------
     as set forth in paragraph (iii) below. Funds on deposit in the Principal Funding Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the

     Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed in writing by the Servicer, the Servicer having reasonably determined that the interest of the 1998-A Holders may be adversely affected if such Eligible Investment is held to its maturity. Unless the Servicer directs otherwise, funds deposited in the Principal Funding Account on a Transfer Date (which immediately precedes a Distribution Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

               (iii) On each Transfer Date with respect to the Scheduled Accumulation Period (or, if a Pay Out Event with respect to Series 1998-A occurs during the Scheduled Accumulation Period, on the Distribution Date following the Monthly Period in which such Pay Out Event occurs), the Servicer shall direct the Trustee in writing to withdraw from the Principal Funding Account and deposit into the Collection Account all Principal Funding Investment Proceeds then on deposit in the Principal Funding Account and such Principal Funding Investment Proceeds shall be treated as a portion of (a) on or prior to the Class A Expected Final Payment Date, Class A Available Funds, (b) after (or, if the Class B Principal Commencement Date is determined pursuant to clause (ii) of the definition thereof, on) the Class B Principal Commencement Date and on or prior to the Class B Expected Final Payment Date, Class B Available Funds, and (c) after (or, if the Class C Principal Commencement Date is determined pursuant to clause (ii) of the definition thereof, on) the Class C Principal Commencement Date, Class C Available Funds, in each case for such Distribution Date.

               (iv) Reinvested interest and other investment income on funds deposited in the Principal Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Supplement.

          (e) (i) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-A Holders. If, at any time, the Principal Funding Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Principal Funding Account meeting the conditions specified in paragraph
     (d)(i) above as an Eligible Deposit Account and shall transfer any cash or any investments to such new Principal Funding Account.

               (ii) Pursuant to the authority granted to the Servicer in Section 3.01(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Principal Funding Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder. Pursuant to the authority granted to the Paying Agent in Section 5.1 of this Supplement and Section 6.07 of the Agreement, the Paying Agent shall have the power, revocable by the Trustee, to withdraw funds from the Principal Funding Account for the purpose of making distributions to the Series 1998-A Holders. If the Reassignment Amount is deposited pursuant to
     Section 7.1 or Section 8.1 hereof,
     the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 1998-A Holders that are payable from the Principal Funding Account as provided herein, shall withdraw from the Principal Funding Account and pay to the Holders of the Transferor Certificates or their designee all amounts, if any, on deposit in the Principal Funding Account.

          (f) The Class A Scheduled Accumulation Period is scheduled to commence at the close of business on the last day of the February 2002 Monthly Period; provided, however, that upon notice to the Trustee, the Servicer, the Rating Agencies and each Series Enhancer, the Transferors may, at their option, elect to delay the date on which the Class A Scheduled Accumulation Period actually commences. The Transferors may elect to delay the commencement of the Class A Scheduled Accumulation Period if the Class A Scheduled Accumulation Period Length (determined as described below) is less than 14 months, until no later than the close of business on the last day of the month immediately preceding the month that is the number of months prior to the Monthly Period in which the Class A Expected Final Payment Date occurs equal to the Class A Scheduled Accumulation Period Length and, as a result, the number of Monthly Periods in the Class A Scheduled Accumulation Period will equal not less than the Class A Scheduled Accumulation Period Length. Beginning on the Determination Date immediately preceding the December 2001 Distribution Date, and each Determination Date thereafter until the commencement of the Class A Scheduled Accumulation Period, the Servicer will determine the "Class A Scheduled
                                                      -----------------
Accumulation Period Length" which will equal the number of months such that the
--------------------------
sum of the Accumulation Period Factors for each Monthly Period during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Class A Accumulation Period Length will not be less than one month. The Servicer will provide written notice to the Transferors and the Trustee of each such determination. In addition, if the Class A Scheduled Accumulation Period Length shall have been determined to be less than 14 months and, after the date on which such determination is made, a Pay Out Event (as defined in the related Supplement) shall occur with respect to any outstanding Series other than Series 1998-A, the Class A Scheduled Accumulation Period will commence on the earlier of (i) the first day of the Monthly Period immediately succeeding the date that such Pay Out Event shall have occurred with respect to such Series and (ii) the date on which the Class A Scheduled Accumulation Period is then scheduled to commence. Any notice by the Transferors electing to delay the commencement of the Class A Scheduled Accumulation Period pursuant to this
Section 4.3(f) shall specify (i) the length of the Class A Scheduled Accumulation Period, (ii) the date of commencement of the Class A Scheduled Accumulation Period, and (iii) the Controlled Accumulation Amount with respect to the Class A Scheduled Accumulation Period.

          (g) The Class B Scheduled Accumulation Period is scheduled to commence at the close of business on the last day of the April 2003 Monthly Period; provided, however, that upon notice to the Trustee, the Servicer, the Rating Agencies and each Series Enhancer, delivered not later than the April 2003 Distribution Date, the Transferors may, at their option, elect to delay the date on which the Class B Scheduled Accumulation Period actually commences to the close of business on the last day of the May 2003 Monthly Period (so that the number of months in the Class B Scheduled Accumulation Period will be one month); provided that notwithstanding any other provision of this Supplement to the contrary, no election to delay the commencement of the Class B Scheduled Accumulation Period shall be made after a Pay Out

Event (as defined in the related Supplement) shall have occurred and is continuing with respect to any other outstanding Series. The Transferors may elect to delay the commencement of the Class B Scheduled Accumulation Period and have a Class B Scheduled Accumulation Period with a duration of one month if the amount available for distribution of principal on the Class B Certificates on the Class B Expected Final Payment Date after a Class B Scheduled Accumulation Period of one month will equal or exceed the Class B Invested Amount, assuming for this purpose that (i) the payment rate with respect to Collections of Principal Receivables remains constant at the lowest level of such payment rate during the twelve preceding Monthly Periods, (2) the total amount of Principal Receivables in the Trust (and the principal amount on deposit in the Special Funding Account, if any) remains constant at the level on such date of determination, (3) no Pay Out Event with respect to any Series will subsequently occur, and (4) no additional Series (other than Series being issued on such date of determination) will be subsequently issued. Any notice by the Transferors electing to delay the commencement of the Class B Scheduled Accumulation Period pursuant to this Section 4.3(g) shall specify (i) the length of the Class B Scheduled Accumulation Period, (ii) the date of commencement of the Class B Scheduled Accumulation Period, and (iii) the Controlled Accumulation Amount with respect to the Class B Scheduled Accumulation Period.

          (h) The Class C Scheduled Accumulation Period is scheduled to commence at the close of business on the last day of the June 2003 Monthly Period; provided, however, that upon notice to the Trustee, the Servicer, the Rating Agencies and each Series Enhancer, delivered not later than the June 2003 Distribution Date, the Transferors may, at their option, elect to delay the date on which the Class C Scheduled Accumulation Period actually commences to the close of business on the last day of the July 2003 Monthly Period (so that the number of months in the Class C Scheduled Accumulation Period will be one month); provided that notwithstanding any other provision of this Supplement to the contrary, no election to delay the commencement of the Class C Scheduled Accumulation Period shall be made after a Pay Out Event (as defined in the related Supplement) shall have occurred and is continuing with respect to any other outstanding Series. The Transferors may elect to delay the commencement of the Class C Scheduled Accumulation Period and have a Class C Scheduled Accumulation Period with a duration of one month if the amount available for distribution of principal on the Class C Interests on the Class C Expected Final Payment Date after a Class C Accumulation Period of one month will equal or exceed the Class C Invested Amount, assuming for this purpose that (i) the payment rate with respect to Collections of Principal Receivables remains constant at the lowest level of such payment rate during the twelve preceding Monthly Periods, (2) the total amount of Principal Receivables in the Trust (and the principal amount on deposit in the Special Funding Account, if any) remains constant at the level on such date of determination, (3) no Pay Out Event with respect to any Series will subsequently occur, and (4) no additional Series (other than Series being issued on such date of determination) will be subsequently issued. Any notice by the Transferors electing to delay the commencement of the Class C Scheduled Accumulation Period pursuant to this
Section 4.3(h) shall specify (i) the length of the Class C Scheduled Accumulation Period, (ii) the date of commencement of the Class C Scheduled Accumulation Period, and (iii) the Controlled Accumulation Amount with respect to the Class C Scheduled Accumulation Period.

          Section 4.4  Required Amount.
                       ---------------

          (a) With respect to each Distribution Date, on the related Determination Date the Servicer shall determine the amount (the "Class A
                                                                 -------
Required Amount"), if any, by which (a) the sum of (i) Class A Monthly Interest
---------------
for such Distribution Date, (ii) any Class A Monthly Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iii) any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iv) the Class A Servicing Fee for such Distribution Date, (v) any Class A Servicing Fee previously due but not paid to the Servicer, and (vi) the Class A Investor Default Amount, if any, for such Distribution Date exceeds (b) the Class A Available Funds. In the event that the Class A Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount on the date of computation and all or a portion of the Excess Spread and the Excess Finance Charge Collections allocable to Series 1998-A with respect to the related Monthly Period in an amount equal to the Class A Required Amount for such Distribution Date shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.7(a). In the event that the Class A Required Amount for such Distribution Date exceeds the amount of the Excess Spread and the Excess Finance Charge Collections allocable to Series 1998-A with respect to the related Monthly Period, all or a portion of the Available Cash Collateral Amount with respect to such Distribution Date in an amount up to such excess shall be applied to fund the Class A Required Amount. In the event that the Class A Required Amount for such Distribution Date exceeds the amount of the Excess Spread and the Excess Finance Charge Collections allocable to Series 1998-A with respect to the related Monthly Period and the Available Cash Collateral Amount with respect to such Distribution Date, during the Early Amortization Period all or a portion of the Reallocated Principal Collections with respect to such Monthly Period in an amount up to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.8(a).

          (b) With respect to each Distribution Date, on the related Determination Date the Servicer shall determine the amount (the "Class B
                                                                 -------
Required Amount"), if any, equal to the sum of (x) the amount, if any, by which
---------------
(a) the sum of (i) Class B Monthly Interest for such Distribution Date, (ii) any Class B Monthly Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date, (iii) any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date, (iv) the Class B Servicing Fee for such Distribution Date, and (v) any Class B Servicing Fee previously due but not paid to the Servicer, exceeds (b) the Class B Available Funds plus (y) the Class B Investor Default
                                        ----
Amount, if any, for such Distribution Date. In the event that the Class B Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class B Required Amount on the date of computation and all or a portion of the Excess Spread and the Excess Finance Charge Collections allocable to Series 1998-A (other than Excess Spread and Excess Finance Charge Collections applied pursuant to Sections 4.7(a) and (b) with respect to such Distribution Date) with respect to the related Monthly Period shall be applied to fund the Class B Required Amount. In the event that the Class B Required Amount for such Distribution Date exceeds the amount of Excess Spread and Excess Finance Charge Collections available as provided pursuant to the preceding sentence, all or a portion of the Available Cash Collateral

Amount (other than that portion of the Available Cash Collateral Amount applied to fund the Class A Required Amount with respect to such Distribution Date) in an amount up to such excess shall be applied to fund the Class B Required Amount. In the event that the Class B Required Amount for such Distribution Date exceeds the portion of Excess Spread and Excess Finance Charge Collections allocated to Series 1998-A with respect to the related Monthly Period and not used to fund the Class A Required Amount or to reimburse Class A Investor Charge-Offs and the portion of the Available Cash Collateral Amount with respect to such Distribution Date withdrawn from the Cash Collateral Account to fund the Class B Required Amount, during the Early Amortization Period, all or a portion of the Reallocated Principal Collections allocable to the Class C Interests available therefor with respect to such Monthly Period (other than the portion of such Reallocated Principal Collections applied to fund the Class A Required Amount with respect to such Distribution Date) in an amount up to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.8(b).

          (c) With respect to each Distribution Date, on the related Determination Date the Servicer shall determine the amount (the "Class C
                                                                 -------
Required Amount"), if any, equal to the sum of (x) the amount by which the
---------------
current and overdue Class C Servicing Fee for such Distribution Date exceeds the Class C Available Funds plus (y) the sum of (i) Class C Monthly Interest for
                        ----
such Distribution Date, (ii) any Class C Monthly Interest previously due but not paid to the Class C Interest Holders on a prior Distribution Date and (iii) any Class C Additional Interest for such Distribution Date and any Class C Additional Interest previously due but not paid to the Class C Interest Holders, plus (z) the Class C Investor Default Amount, if any, for such Distribution
----
Date. In the event that the Class C Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class C Required Amount on the date of computation and all or a portion of the Excess Spread and the Excess Finance Charge Collections allocable to Series 1998-A (other than Excess Spread and Excess Finance Charge Collections applied to fund the amount specified in Sections 4.7(a) through and including
(f) with respect to such Distribution Date) with respect to the related Monthly Period shall be applied to fund the Class C Required Amount. In the event that the Class C Required Amount for such Distribution Date exceeds the amount of Excess Spread and Excess Finance Charge Collections allocable to Series 1998-A with respect to such Monthly Period available pursuant to the preceding sentence, all or a portion of the Available Cash Collateral Amount (other than that portion of the Available Cash Collateral Amount applied to fund the Class A Required Amount or the Class B Required Amount with respect to such Distribution
Date) in an amount up to such excess shall be applied to fund the Class C Required Amount. In the event that the Class C Required Amount for such Distribution Date exceeds the portion of Excess Spread and Excess Finance Charge Collections allocated to Series 1998-A with respect to the related Monthly Period available pursuant to the second preceding sentence and the portion of the Available Cash Collateral Amount with respect to such Distribution Date withdrawn from the Cash Collateral Account to fund the Class C Required Amount, a draw will be made on the Spread Account (at the times and in the amounts specified in the Class C Supplemental Agreement) to fund any deficiency.

          Section 4.5  Application of Class A Available Funds, Class B Available
                       ---------------------------------------------------------
Funds, Class C Available Funds and Available Principal Collections.
------------------------------------------------------------------

          The Servicer shall apply, or shall cause the Trustee to apply, as directed in the Servicer's Certificate, on each Distribution Date, Class A Available Funds, Class B Available Funds, Class C Available Funds and Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions:

          (a) On each Distribution Date, an amount equal to the Class A Available Funds with respect to such Distribution Date will be distributed in the following priority:

               (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest
                        ----
     previously due but not distributed to Class A Certificateholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for
                        ----
     such Distribution Date and any Class A Additional Interest previously due but not distributed to Class A Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class A Certificateholders;

               (ii) an amount equal to the Class A Servicing Fee for such Distribution Date, plus the amount of any Class A Servicing Fee previously
                        ----
     due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.03 of the Agreement);

               (iii) an amount equal to the Class A Investor Default Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date; and

               (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.7.

          (b) On each Distribution Date, an amount equal to the Class B Available Funds with respect to such Distribution Date will be distributed in the following priority:

               (i) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest
                        ----
     previously due but not distributed to Class B Certificateholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for
                        ----
     such Distribution Date and any Class B Additional Interest previously due but not distributed to Class B Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class B Certificateholders;

               (ii) an amount equal to the Class B Servicing Fee for such Distribution Date, plus the amount of any Class B Servicing Fee previously
                        ----
     due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.03 of the Agreement); and

               (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.7.

          (c) On each Distribution Date, an amount equal to the Class C Available Funds with respect to such Distribution Date will be distributed in the following priority:

               (i) an amount equal to the Class C Servicing Fee for such Distribution Date, plus the amount of any Class C Servicing Fee previously
                        ----
     due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits in the Collection Account in accordance with Section 4.03 of the Agreement); and

               (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.7.

          (d) On each Distribution Date with respect to the Revolving Period (and, if the commencement of the Class B Scheduled Accumulation Period or the Class C Scheduled Accumulation Period is delayed as provided in Section 4.3(g) or 4.3(h), as applicable, during the Monthly Period prior to the commencement of the Class B Scheduled Accumulation Period or the Class C Scheduled Accumulation Period, as applicable), an amount equal to the Available Principal Collections for the related Monthly Period shall be treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement.

          (e) On each Distribution Date with respect to the Scheduled Accumulation Period (except as provided in Section 4.5(d) with respect to a delay in the commencement of the Class B Scheduled Accumulation Period or of the Class C Scheduled Accumulation Period) or the Early Amortization Period, an amount equal to the Available Principal Collections for the related Monthly Period will be deposited or applied in the following priority:

               (i) an amount equal to Class A Monthly Principal for such Distribution Date, up to the Class A Adjusted Invested Amount on such Distribution Date, shall be deposited in the Principal Funding Account;

               (ii) for each Distribution Date beginning on the Class B Principal Commencement Date, an amount equal to Class B Monthly Principal for such Distribution Date, up to the Class B Adjusted Invested Amount on such Distribution Date, shall be deposited in the Principal Funding Account;

               (iii) for each Distribution Date beginning on the Class C Principal Commencement Date, an amount equal to Class C Monthly Principal for such Distribution Date, up to the Class C Adjusted Invested Amount, plus the proceeds of any draw made on the Spread Account for the purpose of reimbursing previous reductions in the Class C Invested Amount as provided in the Class C Supplemental Agreement, shall be deposited in the Principal Funding Account; and

               (iv) for each Distribution Date, after giving effect to the distributions referred to in paragraphs (i), (ii) and (iii) above, an amount equal to the balance, if any, of such Available Principal Collections for the related Monthly Period shall be treated as

     Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement.

          Section 4.6  Defaulted Amounts; Investor Charge-Offs.
                       ---------------------------------------

          (a) On each Determination Date, the Servicer shall calculate the Class A Investor Default Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class A Required Amount exceeds the sum of (i) the amount of Excess Spread and Excess Finance Charge Collections allocable to Series 1998-A with respect to such Monthly Period, (ii) the Available Cash Collateral Amount with respect to such Distribution Date, and (iii) the amount of Reallocated Principal Collections that are available to fund the Class A Required Amount on such Distribution Date pursuant to Section 4.8, then the Class C Invested Amount (after giving effect to any reduction thereof with respect to the application of Reallocated Principal Collections allocable to the Class C Interests to the payment of the Class A Required Amount) will be reduced by the amount of such excess, but not by more than the excess of the Class A Investor Default Amount for such Distribution Date over the aggregate of the amount of Class A Available Funds, Excess Spread and Excess Finance Charge Collections, the amount withdrawn from the Cash Collateral Account and the amount of Reallocated Principal Collections used to fund the Class A Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount shall be reduced to zero, and the Class B Invested Amount (after giving effect to any reduction thereof with respect to the application of Reallocated Principal Collections allocable to the Class B Certificates to the payment of the Class A Required Amount) shall be reduced by the amount by which the Class C Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the aggregate of the amount of Class A Available Funds, Excess Spread and Excess Finance Charge Collections, the amount withdrawn from the Cash Collateral Account, the amount of Reallocated Principal Collections and the amount of such reduction, if any, of the Class C Invested Amount with respect to such Distribution Date used to fund the Class A Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount shall be reduced to zero and the Class A Invested Amount shall be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the aggregate of the amount of Class A Available Funds, Excess Spread and Excess Finance Charge Collections, the amount withdrawn from the Cash Collateral Account, the amount of Reallocated Principal Collections and the amount of such reductions, if any, of the Class C Invested Amount and the Class B Invested Amount with respect to such Distribution Date used to fund the Class A Investor Default Amount for such Distribution Date (a "Class A Investor Charge-Off"). Class A Investor Charge-Offs shall thereafter
----------------------------
be reimbursed and the Class A Invested Amount increased (but not by an amount in excess of the aggregate amount of Class A Investor Charge-Offs that have not been previously reimbursed) on any Distribution Date by the amount of Excess Spread and Excess Finance Charge Collections available pursuant to Section 4.7(b).

          (b) On each Determination Date, the Servicer shall calculate the Class B Investor Default Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class B Required Amount exceeds the sum of (i) the amount of Excess Spread and Excess Finance Charge Collections allocable to Series 1998-A with respect to the related Monthly Period that are not used to fund the Class A Required Amount and to reimburse Class A Investor Charge-Offs on the related Distribution Date,
(ii) the portion, if any, of the Available Cash Collateral Amount to be withdrawn from the Cash Collateral Account pursuant to Sections 4.12(d), (e) and
(f) with respect to such Distribution Date, and (iii) the amount of Reallocated Principal Collections allocable to the Class C Interests that are available to fund the Class B Required Amount on such Distribution Date pursuant to Section 4.8(b), then the Class C Invested Amount (after giving effect to any reduction thereof pursuant to Section 4.6(a) or with respect to the application of Reallocated Principal Collections allocable to the Class C Interests to the payment of the Class B Required Amount) shall be reduced by the amount of such excess, but not by more than the excess of the Class B Investor Default Amount for such Distribution Date over the aggregate of the amount of Excess Spread and Excess Finance Charge Collections, the amount withdrawn from the Cash Collateral Account and the amount of such Reallocated Principal Collections used to fund the Class B Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount shall be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the Class C Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class B Investor Default Amount for such Distribution Date over the aggregate of the amount of Excess Spread and Excess Finance Charge Collections, the amount withdrawn from the Cash Collateral Account, the amount of Reallocated Principal Collections and the amount of such reduction, if any, of the Class C Invested Amount with respect to such Distribution Date used to fund the Class B Investor Default Amount for such Distribution Date (a "Class B Investor Charge-
                                                       ------------------------
Off"). Class B Investor Charge-Offs and reductions of the Class B Invested
---
Amount pursuant to clauses (e) and (f) of the definition thereof in Section 2.1 shall thereafter be reimbursed and the Class B Invested Amount increased (but not by an amount in excess of the aggregate amount of Class B Investor Charge-Offs and such other reductions that have not been previously reimbursed) on any Distribution Date by the amount of Excess Spread and Excess Finance Charge Collections available pursuant to Section 4.7(f).

          (c) If on any Distribution Date Reallocated Principal Collections for such Distribution Date allocable to the Class C Interests are applied pursuant to Section 4.8(a) or (b), the Class C Invested Amount shall be reduced by the amount of such Reallocated Principal Collections; provided that the Class C Invested Amount shall not be reduced below zero. If on any Distribution Date, Reallocated Principal Collections for such Distribution Date allocable to the Class B Certificates are applied pursuant to Section 4.8(a), the Class B Invested Amount shall be reduced by the amount of such Reallocated Principal Collections; provided that the Class B Invested Amount shall not be reduced below zero.

          (d) On each Determination Date, the Servicer shall calculate the Class C Investor Default Amount, if any, for the related Distribution Date. If on any Distribution Date the Class C Required Amount exceeds the sum of (i) the amount of Excess Spread and Excess Finance Charge Collections allocable to Series 1998-A with respect to the related Monthly Period that are used to fund the Class C Required Amount pursuant to Section 4.7(g) through and including (i) on such Distribution Date, (ii) the portion, if any, of the Available Cash Collateral Amount to be withdrawn from the Cash Collateral Account pursuant to Sections 4.12(g), (h) and

(i) with respect to such Distribution Date and (iii) funds withdrawn from the Spread Account pursuant to the Class C Supplemental Agreement to pay interest on the Class C Interests and to fund the Class C Investor Default Amount in accordance with the Class C Supplemental Agreement, then the Class C Invested Amount (after giving effect to any reduction thereof pursuant to Sections 4.6(a), (b) or (c)) shall be reduced by the amount of such excess, but not by more than the excess of the Class C Investor Default Amount for such Distribution Date over the aggregate of the amount of Excess Spread and Excess Finance Charge Collections, the amount withdrawn from the Cash Collateral Account and the amount withdrawn from the Spread Account pursuant to the Class C Supplemental Agreement used to fund the Class C Investor Default Amount for such Distribution Date (a "Class C Investor-Charge-Off"). Class C Investor Charge-
                      ---------------------------
Offs and reductions of the Class C Invested Amount pursuant to clauses (e) and
(f) of the definition thereof in Section 2.1 shall thereafter be reimbursed and the Class C Invested Amount increased (but not by an amount in excess of the aggregate amount of Class C Investor Charge-Offs and other reductions that have not been previously reimbursed, including from the Spread Account pursuant to the Class C Supplemental Agreement) on any Distribution Date by the amount of Excess Spread and Excess Finance Charge Collections available pursuant to
Section 4.7(j). In addition, Class C Investor Charge-Offs and such other reductions may be reimbursed from the proceeds of any draws on the Spread Account for the purpose of reimbursing previous reductions in the Class C Invested Amount as provided in the Class C Supplemental Agreement.

          Section 4.7  Excess Spread; Excess Finance Charge Collections.
                       ------------------------------------------------

          The Servicer shall apply, or shall cause the Trustee to apply, on each Distribution Date, Excess Spread and (except as otherwise provided in this Section 4.7), to the extent Excess Spread is insufficient, Excess Finance Charge Collections allocated to Series 1998-A with respect to the related Monthly Period, to make the following distributions in the following order of priority:

          (a) an amount equal to the Class A Required Amount, if any, with respect to such Distribution Date shall be distributed to fund any deficiency pursuant to Sections 4.5(a)(i), (ii) and (iii); provided, that in the event the Class A Required Amount for such Distribution Date exceeds the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1998-A, such Excess Spread and Excess Finance Charge Collections shall be applied first to pay amounts due with respect to such Distribution Date pursuant to Section 4.5(a)(i), second to pay the Class A Servicing Fee pursuant to Section 4.5(a)(ii) and third to pay the Class A Investor Default Amount for such Distribution Date pursuant to Section 4.5(a)(iii);

          (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed as provided in Section 4.6(a) shall be treated as a portion of Available Principal Collections for such Distribution Date (and shall constitute a reimbursement of Class A Investor Charge-Offs for purposes of clause (c) of the definition of "Class A Invested Amount" in Section 2.1);

          (c) an amount equal to the sum of (i) any Class B Monthly Interest due but not distributed to the Class B Certificateholders either on such Distribution Date or a prior Distribution Date plus (ii) the amount of any Class
                                               ----
B Additional Interest due but not distributed to the Class B Certificateholders either on such Distribution Date or a prior Distribution Date, after giving effect to the allocation in Section 4.5(b)(i), shall be distributed to the Paying Agent for payment to the Class B Certificateholders;

          (d) an amount equal to any Class B Servicing Fees due but not paid to the Servicer either on such Distribution Date or a prior Distribution Date, after giving effect to the allocation in Section 4.5(b)(ii), shall be paid to the Servicer;

          (e) an amount equal to the Class B Investor Default Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

          (f) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced pursuant to clauses (d), (e) and (f) of the definition of "Class B Invested Amount" in Section 2.1 (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal Collections for such Distribution Date;

          (g) an amount equal to the sum of (i) any Class C Monthly Interest for such Distribution Date plus the amount of any Class C Monthly Interest
                       ----
previously due but not distributed to the Class C Interest Holders on a prior Distribution Date plus (ii) the amount of any Class C Additional Interest for
                  ----
such Distribution Date and any Class C Additional Interest previously due but not distributed to the Class C Interest Holders on a prior Distribution Date shall be distributed to the Paying Agent for payment to the Class C Interest Holders;

          (h) an amount equal to the Class C Servicing Fee for such Distribution Date plus the amount of any Class C Servicing Fee previously due but not
     ----
distributed to the Servicer on a prior Distribution Date, after giving effect to the allocation in Section 4.5(c)(i), shall be paid to the Servicer;

          (i) an amount equal to the Class C Investor Default Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

          (j) an amount equal to the aggregate amount by which the Class C Invested Amount has been reduced pursuant to clauses (d), (e) and (f) of the definition of "Class C Invested Amount" in Section 2.1 (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed, including from the proceeds of any draw made on the Spread Account for the purpose of reimbursing previous reductions in the Class C Invested Amount pursuant to the Class C Supplemental Agreement) shall be treated as a portion of Available Principal Collections for such Distribution Date;

          (k) the Monthly Cash Collateral Fee for such Distribution Date plus
                                                                         ----
the amount of any Monthly Cash Collateral Fee previously due but not distributed to the Cash Collateral Depositor or its designee on a prior Distribution Date, shall be distributed to the Cash Collateral Depositor or its designee;

          (l) an amount equal to the excess, if any, of the Required Cash Collateral Amount over the amount on deposit in the Cash Collateral Account shall (to the extent of Excess Spread available after application thereof in accordance with clauses (a)-(k) above) be deposited in the Cash Collateral Account;

          (m) amounts required to be deposited in the Spread Account pursuant to the Class C Supplemental Agreement shall (to the extent of Excess Spread available after application thereof in accordance with clauses (a)-(l) above) be deposited into the Spread Account as provided in the Class C Supplemental Agreement;

          (n) on each Distribution Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as provided in Section 4.11(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall (to the extent of Excess Spread available after application thereof in accordance with clauses (a)-(m) above) be deposited into the Reserve Account;

          (o) an amount equal to the aggregate of any other amounts than due to the Cash Collateral Depositor pursuant to the Cash Collateral Agreement (to the extent such amounts are payable pursuant to the terms thereof out of Excess Spread or Excess Finance Charge Collections allocated to Series 1998-A) will be distributed to the Cash Collateral Depositor or its designee for application in accordance with such agreement;

          (p) an amount equal to the aggregate of any amounts then due to the Spread Account Residual Interest Holder pursuant to an agreement, as amended from time to time, among the Transferors, the Servicer, the Trustee and the Spread Account Residual Interest Holder (to the extent such amounts are payable pursuant to the terms of such agreement out of Excess Spread or Excess Finance Charge Collections allocated to Series 1998-A) will be distributed to the Spread Account Residual Interest Holder or its designee for application in accordance with such agreement; and

          (q) the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date and will be available for allocation to other Series in Group I or to the Holders of the Transferor Certificates or their designee as described in Section 4.05 of the Agreement.

          Section 4.8  Reallocated Principal Collections.
                       ---------------------------------

          During the Early Amortization Period, the Servicer shall apply, or shall cause the Trustee to apply, on each Distribution Date, Reallocated Principal Collections from the following sources to the following amounts in the following order of priority:

          (a) the Reallocated Principal Collections allocable to the Class B Certificates and to the Class C Interests (applying first the Reallocated Principal Collections allocable to the Class C Interests and, if the amount thereof is not sufficient, then the Reallocated Principal Collections allocable to the Class B Certificates) in an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Distribution Date over
(ii) the sum of (A) the amount of Excess Spread and Excess Finance Charge Collections allocated to Series

1998-A with respect to the related Monthly Period and (B) the Available Cash Collateral Amount with respect to such Distribution Date, shall be distributed by the Trustee from Reallocated Principal Collections to fund any deficiency pursuant to Sections 4.5(a)(i), (ii) and (iii); provided, that if the Class A Required Amount for such Distribution Date exceeds the sum of the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1998-A, the Available Cash Collateral Amount for such Distribution Date and the amount of Reallocated Principal Collections for such Distribution Date, such Excess Spread and Excess Finance Charge Collections allocated to Series 1998-A, the amount withdrawn from the Cash Collateral Account with respect to the Class A Required Amount and such Reallocated Principal Collections shall be applied first to pay amounts due with respect to such Distribution Date pursuant to
-----
Section 4.5(a)(i), second to pay the Class A Servicing Fee pursuant to Section
                   ------
4.5(a)(ii) and third to pay the Class A Investor Default Amount for such
               -----
Distribution Date pursuant to Section 4.5(a)(iii);

          (b) the Reallocated Principal Collections allocable to the Class C Interests (after giving effect to the application thereof as provided in Section 4.8(a)) in an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Distribution Date over (ii) the sum of (A) the amount of Excess Spread and Excess Finance Charge Collections allocated and available to the Class B Certificates pursuant to Section 4.7(c), (d) and (e) on such Distribution Date and (B) the amount withdrawn from the Cash Collateral Account pursuant to Section 4.12(d), (e) and (f) with respect to such Distribution Date, shall be distributed by the Trustee from Reallocated Principal Collections allocable to the Class C Interests (after giving effect to the application of Reallocated Principal Collections pursuant to Section 4.8(a)) to fund any deficiency pursuant to Sections 4.5(b)(i) and (ii) and Section 4.7(e); provided, that if the Class B Required Amount for such Distribution Date exceeds the sum of the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1998-A and available pursuant to clause (A) above, the Available Cash Collateral Amount for such Distribution Date available pursuant to clause (B) above and the amount of such Reallocated Principal Collections for such Distribution Date (after giving effect to the application of Reallocated Principal Collections pursuant to Section 4.8(a)), such Excess Spread and Excess Finance Charge Collections allocated to Series 1998-A, the amount withdrawn from the Cash Collateral Account with respect to the Class B Required Amount and such Reallocated Principal Collections shall be applied first to pay amounts due with respect to such Distribution Date pursuant to
-----
Section 4.5(b)(i), second to pay the Class B Servicing Fee pursuant to Section
                   ------
4.5(b)(ii) and third to pay the Class B Investor Default Amount for such
               -----
Distribution Date pursuant to Section 4.7(e); and

          (c) the balance, if any, of such Reallocated Principal Collections shall be treated as a portion of Available Principal Collections for such Distribution Date.

          Section 4.9  Excess Finance Charge Collections.
                       ---------------------------------

          Series 1998-A shall be included in Group I. Subject to Section 4.05 of the Agreement, Excess Finance Charge Collections with respect to the Series in Group I for any Distribution Date will be allocated to Series 1998-A in an amount equal to the product of (a) the aggregate amount of Excess Finance Charge Collections with respect to all the Series in Group I for such Distribution Date and (b) a fraction, the numerator of which is the Finance Charge Shortfall for Series 1998-A for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls (as defined in the related Supplements) for all the Series in Group I for such Distribution Date. The "Finance Charge Shortfall" for Series 1998-A for any Distribution Date will be
-------------------------
equal to the excess, if any, of (i) the full amount required to be paid, without duplication, pursuant to Sections 4.5(a), 4.5(b), 4.5(c) and 4.7 (except for Sections 4.7(l), (m), (n) and (q)), on such Distribution Date over (ii) the sum of Class A Available Funds, Class B Available Funds and Class C Available Funds (including any amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement or this Supplement).

          Section 4.10  Shared Principal Collections.
                        ----------------------------

          Subject to Section 4.04 of the Agreement, Shared Principal Collections for any Distribution Date will be allocated to Series 1998-A in an amount equal to the product of (a) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Distribution Date, (b) a fraction, the numerator of which is the Principal Shortfall for Series 1998-A for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls (as defined in the related Supplements) for all the Series which are Principal Sharing Series for such Distribution Date. The "Principal Shortfall" for Series 1998-A will be equal to (i) for any
--------------------
Distribution Date with respect to the Revolving Period, zero, (ii) for any Distribution Date with respect to the Scheduled Accumulation Period, the excess, if any, of the Controlled Deposit Amount with respect to such Distribution Date over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections), and (c) for any Distribution Date with respect to the Early Amortization Period, the excess, if any, of the Adjusted Invested Amount over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

          Section 4.11  Reserve Account.
                        ---------------

          (a) The Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Series 1998-A Holders, an Eligible Deposit Account (the "Reserve Account") bearing a designation
                                  ---------------
clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-A Holders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-A Holders. If at any time the Reserve Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency shall consent) establish a new Reserve Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash and/or any investments to such new Reserve Account. The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Supplement, and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to the termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, Section 4.7(n).

          (b) Funds on deposit in the Reserve Account shall be invested at the written direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Series 1998-A Holders possession of the instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interest of the Series 1998-A Holders may be adversely affected if such Eligible Investment is held to its maturity. On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited in the Collection Account and treated as Collections of Finance Charge Receivables allocated to Series 1998-A. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

          (c) On the Determination Date preceding each Distribution Date with respect to the Scheduled Accumulation Period (on or prior to the Class C Expected Final Payment Date) and the first Special Payment Date, the Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the excess, if
                     -------------------
any, of the Covered Amount with respect to such Distribution Date or Special Payment Date over the Principal Funding Investment Proceeds with respect to such Distribution Date or Special Payment Date; provided, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under Section 4.7(n) with respect to such Distribution Date or Special Payment Date; and provided, further, that if the length of the Class A Scheduled Accumulation Period, of the Class B Scheduled Accumulation Period or of the Class C Scheduled Accumulation Period, as applicable, is one month, the Reserve Draw Amount for the Distribution Date following the Class A Scheduled Accumulation Period, the Class B Scheduled Accumulation Period or the Class C Scheduled Accumulation Period, as applicable, shall be zero.

          (d) In the event that for any Distribution Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on the related Transfer Date by the Trustee (acting in accordance with the instructions of the Servicer), deposited into the Collection Account and included in (i) on or prior to the Class A Expected Final Payment Date, Class A Available Funds,
(ii) on and after the Class B Principal Commencement Date and on or prior to the Class B Expected Final Payment Date, Class B Available Funds, and (iii) on and after the Class C Principal Commencement Date and on or prior to the Class C Expected Final Payment Date, Class C Available Funds, in each case for such Distribution Date.

          (e) In the event that the Reserve Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account, and pay to the Holders of the Transferor Certificates or their designee an amount equal to such Reserve Account Surplus.

          (f) Upon the earliest to occur of (i) the Series Termination Date,
(ii) the day on which the Invested Amount is reduced to zero, (iii) if the Scheduled Accumulation Period has not commenced, the occurrence of a Pay Out Event with respect to Series 1998-A, or (iv) if the Scheduled Accumulation Period has commenced, the earlier of the first Special Payment Date and the Class C Expected Final Payment Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 1998-A Holders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay to the Holders of the Transferor Certificates or their designee all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Supplement.

          Section 4.12  Cash Collateral Account.
                        -----------------------

          (a) The Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Series 1998-A Holders and the Cash Collateral Depositor, as their interests appear herein, a "Cash
                                                                        ----
Collateral Account" which shall be an Eligible Deposit Account, bearing
------------------
designations clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-A Holders and the Cash Collateral Depositor, as their interests appear herein. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Cash Collateral Account and in all proceeds thereof. The Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-A Holders and the Cash Collateral Depositor as their interests appear herein. The interests of the Cash Collateral Depositor in the Cash Collateral Account shall be subordinated to the interests of the Series 1998-A Holders as provided herein and in the Cash Collateral Agreement. If at any time the Cash Collateral Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed thirty calendar days, as to which each Rating Agency shall consent) establish a new Cash Collateral Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash and/or any investments to such new Cash Collateral Account. The Cash Collateral Depositor shall on the Closing Date deposit into the Cash Collateral Account the Initial Cash Collateral Amount. The Trustee, at the direction of the Servicer, shall
(i) on the Closing Date, deposit in the Cash Collateral Account the proceeds of the deposit equal to the Initial Cash Collateral Amount to be made on such date by the Cash Collateral Depositor, (ii) on the date any additional deposit is made to the Cash Collateral Account pursuant to the Cash Collateral Agreement, deposit in the Cash Collateral Account the additional deposit to be made on such date, (iii) make withdrawals from the Cash Collateral Account from time to time in an amount up to the Available Cash Collateral Amount at such time, for the purposes set forth in paragraphs (c) through and including (l) below, and (iv) on each Distribution Date prior to the termination of the Cash Collateral Account make a deposit into the Cash Collateral Account in the amount specified in, and otherwise in accordance with, Section 4.7(l). All withdrawals from the Cash Collateral Account shall be made in the priority set forth below. The Cash Collateral Depositor shall not be entitled to reimbursement from the Trust Assets for any withdrawals from the Cash Collateral Account except as specifically provided herein.

          (b) Funds on deposit in the Cash Collateral Account shall be invested at the written direction of the Servicer (or the Cash Collateral Depositor, if so provided in the Class C Supplemental Agreement) by the Trustee in Cash Collateral Account Investments. Funds on deposit in the Cash Collateral Account on any Transfer Date, after giving effect to any withdrawals from the Cash Collateral Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interest of the Series 1998-A Holders may be adversely affected if such Eligible Investment is held to maturity. The proceeds of any such investments shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the Transfer Date immediately following the date of such investment. The Trustee shall maintain for the benefit of the Series 1998-A Holders and the Cash Collateral Depositor possession of the instruments or securities, if any, evidencing the Cash Collateral Account Investments. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Cash Collateral Account shall be distributed to the Cash Collateral Depositor or its designee. For purposes of determining the availability of funds or the balances in the Cash Collateral Account for any reason under this Supplement, all investment earnings on such funds shall be deemed not to be available or on deposit.

          (c) On each Determination Date, the Servicer shall calculate the amount (the "Class A Required Draw Amount") (determined after giving effect to
             ----------------------------
any distribution to be made pursuant to Section 4.5(a) on the related Distribution Date) equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Distribution Date over (ii) the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1998-A available pursuant to Section 4.7(a) to fund the Class A Required Amount on such Distribution Date.

          (d) On each Determination Date, the Servicer shall calculate the amount (the "Class B Interest Draw Amount") (determined after giving effect to
             ----------------------------
any distribution to be made pursuant to Section 4.5(b)(i) and Section 4.7(c) on the related Distribution Date) of (i) any Class B Monthly Interest due but not distributed to the Class B Certificateholders on such Distribution Date, (ii) any Class B Monthly Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date and (iii) any Class B Additional Interest due but not distributed to the Class B Certificateholders on such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date.

          (e) On each Determination Date, the Servicer shall calculate the amount (the "Class B Servicing Draw Amount") equal to the excess, if any, of (i)
             -----------------------------
the Class B Servicing Fee due but not paid to the Servicer on either such Distribution Date or a prior Distribution Date over (ii) the amount of Class B Available Funds, Excess Spread and Excess Finance Charge Collections allocated to Series 1998-A available pursuant to Section 4.5(b)(ii) and Section 4.7(d) to fund such Class B Servicing Fee on such Distribution Date.

          (f) On each Determination Date, the Servicer shall calculate the amount (the "Class B Default Draw Amount") equal to the excess, if any, of (i)
             ---------------------------
the Class B Investor Default

Amount for the related Distribution Date over (ii) the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1998-A available pursuant to Section 4.7(e) to fund such Class B Investor Default Amount on such Distribution Date.

          (g) On each Determination Date, the Servicer shall calculate the amount (the "Class C Interest Draw Amount") (determined after giving effect to
             ----------------------------
any distribution to be made pursuant to Section 4.7(g) on the related Distribution Date) of (i) any Class C Monthly Interest due but not distributed to the Class C Interest Holders on such Distribution Date, (ii) any Class C Monthly Interest previously due but not distributed to the Class C Interest Holders on a prior Distribution Date, and (iii) any Class C Additional Interest due but not distributed to the Class C Interest Holders on such Distribution Date and any Class C Additional Interest previously due but not distributed to the Class C Interest Holders on a prior Distribution Date.

          (h) On each Determination Date, the Servicer shall calculate the amount (the "Class C Servicing Draw Amount") equal to the excess, if any, of (i)
             -----------------------------
the Class C Servicing Fee due but not paid to the Servicer either such Distribution Date or a prior Distribution Date over (ii) the amount of Class C Available Funds, Excess Spread and Excess Finance Charge Collections allocated to Series 1998-A available pursuant to Section 4.5(c)(i) and Section 4.7(h) to fund such Class C Servicing Fee on such Distribution Date.

          (i) On each Determination Date, the Servicer shall calculate the amount (the "Class C Default Draw Amount") equal to the excess, if any, of (i)
             ---------------------------
the Class C Investor Default Amount for the related Distribution Date over (ii) the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1998-A available pursuant to Section 4.7(i) to fund such Class C Investor Default Amount on such Distribution Date.

          (j) If for any Distribution Date the sum of any Class A Required Draw Amount, Class B Interest Draw Amount, Class B Servicing Draw Amount, Class B Default Draw Amount, Class C Interest Draw Amount, Class C Servicing Draw Amount and Class C Default Draw Amount (such sum, the "Total Draw Amount"), is greater
                                                -----------------
than zero, the Servicer shall give written notice to the Trustee and the Cash Collateral Depositor, in substantially the form of Exhibit B, of such positive
                                                   ---------
Total Draw Amount on the related Determination Date. On the related Transfer Date, withdrawals will be made by the Trustee from the Cash Collateral Account as follows:

               (A) the portion of the Total Draw Amount allocable to the Class A Required Draw Amount, if any, up to the Available Cash Collateral Amount, shall be withdrawn from the Cash Collateral Account on the related Transfer Date and distributed first to fund any deficiency pursuant to Section 4.5(a)(i), second to fund any deficiency in the Class A Monthly Servicing Fee pursuant to Section 4.5(a)(ii) and third to fund any deficiency in the Class A Investor Default Amount pursuant to Section 4.5(a)(iii);

               (B) the portion of the Total Draw Amount allocable to the Class B Interest Draw Amount, if any, up to the Available Cash Collateral Amount (determined after giving effect to any withdrawal pursuant to clause (A)), shall be withdrawn from the Cash Collateral Account on the related Transfer Date and distributed to pay the portion of the interest on the Class B Certificates for such Distribution Date not paid pursuant to Section 4.7(c);

               (C) the portion of the Total Draw Amount allocable to the Class B Servicing Draw Amount, if any, up to the Available Cash Collateral Amount (determined after giving effect to any withdrawal pursuant to clauses (A) and (B)), shall be withdrawn from the Cash Collateral Account and used to pay the portion of the Class B Servicing Fee for such Distribution Date not paid pursuant to Section 4.7(d);

               (D) the portion of the Total Draw Amount allocable to the Class B Default Draw Amount, if any, up to the Available Cash Collateral Amount (determined after giving effect to any withdrawal pursuant to clauses (A), (B) and (C)), shall be withdrawn from the Cash Collateral Account on the related Transfer Date and used to pay the portion of the Class B Investor Default Amount for such Distribution Date not paid pursuant to Section 4.7(e);

               (E) the portion of the Total Draw Amount allocable to the Class C Interest Draw Amount, if any, up to the Available Cash Collateral Amount (determined after giving effect to any withdrawal pursuant to clauses (A) through (D)), shall be withdrawn from the Cash Collateral Account on the related Transfer Date and distributed to pay the portion of the interest on the Class C Certificates for such Distribution Date not paid pursuant to Section 4.7(g);

               (F) the portion of the Total Draw Amount allocable to the Class C Servicing Draw Amount, if any, up to the Available Cash Collateral Amount (determined after giving effect to any withdrawal pursuant to clauses (A) and (E)), shall be withdrawn from the Cash Collateral Account and used to pay the portion of the Class C Servicing Fee for such Distribution Date not paid pursuant to Section 4.7(h); and

               (G) the portion of the Total Draw Amount allocable to the Class C Default Draw Amount, if any, up to the Available Cash Collateral Amount (determined after giving effect to any withdrawal pursuant to clauses (A) through (F)), shall be withdrawn from the Cash Collateral Account on the related Transfer Date and used to pay the portion of the Class C Investor Default Amount for such Distribution Date not paid pursuant to Section 4.7(i).

          (k) If the Cash Collateral Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Cash Collateral Account with respect to such Distribution Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Cash Collateral Account, and pay to the Cash Collateral Depositor or its designee, an amount equal to such Cash Collateral Account Surplus.

          (l) Upon the earlier to occur of (i) the Series Termination Date and
(ii) the day on which the Class A Invested Amount, the Class B Invested Amount and the Class C

Invested Amount are each paid in full to the Class A Certificateholders, the Class B Certificateholders and the Class C Interest Holders, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Class A Certificateholders, the Class B Certificateholders and the Class C Interest Holders which are payable from the Cash Collateral Account as provided herein, shall withdraw from the Cash Collateral Account for payment to the Cash Collateral Depositor or its designee, all amounts, if any, on deposit in the Cash Collateral Account and the Cash Collateral Account shall be deemed to have terminated for purposes of this Supplement.

          (m) The Required Cash Collateral Amount may be modified without the consent of the Series 1998-A Holders, if the Rating Agency Condition shall have been satisfied and each Transferor shall have delivered to the Trustee an Officer's Certificate to the effect that, in the reasonable belief of such Transferor, based upon the facts known to such officer at such time, such modification will not cause a Pay Out Event with respect to Series 1998-A or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 1998-A.

          Section 4.13  Determination of LIBOR.
                        ----------------------

          (a) On each LIBOR Determination Date, the Trustee will determine LIBOR on the basis of the rate for one-month United States dollar deposits (commencing on the first day of the applicable Interest Period (or portion of the initial Interest Period) or if such day is not a London Business Day, the rate that will be in effect on the next succeeding London Business Day) that appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that date will be determined on the basis of the rates at which one-month United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market (commencing on the first day of the applicable Interest Period (or portion of the initial Interest Period)). The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean (rounded upwards to four decimal places) of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be the arithmetic mean (rounded upwards to four decimal places) of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one month period (commencing on the first day of the applicable Interest Period or portion of the initial Interest Period).

          (b) The Class A Certificate Rate and the Class B Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Series 1998-A Certificateholder by telephoning the Trustee at its Corporate Trust Office at 1-800-735-7777.

          (c) On each LIBOR Determination Date, the Trustee shall send to the Servicer by facsimile notification of LIBOR for the following Interest Period.

          Section 4.14  Pre-Funding Account.
                        -------------------

          (a) The Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Series 1998-A Holders, as their interests appear herein, a "Pre-Funding Account", which shall be an
                                     -------------------
Eligible Deposit Account, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-A Holders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Pre-Funding Account and in all proceeds thereof. The Pre-Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-A Holders as their interests appear herein. If at any time the Pre-Funding Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency shall consent in writing) establish a new Pre-Funding Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash and/or any investments to such new Pre-Funding Account. In addition, after five days' written notice to the Trustee, the Servicer may direct the Trustee to establish a new Pre-Funding Account meeting the conditions specified above, transfer any cash and/or investments from the old Pre-Funding Account to such new Pre-Funding Account and from the date such new Pre-Funding Account is established, it shall be the "Pre-Funding Account." Pursuant to the authority
                              -------------------
granted to the Servicer in Section 3.01(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments from the Pre-Funding Account for the purposes of carrying out the Servicer's or the Trustee's duties hereunder.

          (b) The Transferors shall on the Closing Date deposit into the Pre-Funding Account the Initial Pre-Funded Amount. On the Business Day preceding each Transfer Date, the Trustee, acting in accordance with written instructions from the Servicer, shall withdraw from the Pre-Funding Account and deposit into the Collection Account all interest and other investment income, net of investment expenses and losses, on the Pre-Funded Amount on deposit in the Pre-Funding Account on or before the related Determination Date. Such investment income shall be deemed to be Collections of Finance Charge Receivables allocated solely to Series 1998-A. Interest (including reinvested interest) and other investment income on funds on deposit in the Pre-Funding Account shall not be considered part of the Pre-Funded Amount for purposes of this Supplement.

          (c) Funds on deposit in the Pre-Funding Account shall be invested in Eligible Investments by the Trustee selected at the written direction of the Servicer. The Servicer will instruct the Trustee to invest the funds in the Pre-Funding Account in Eligible Investments with various maturities which, in the best judgment of the Servicer, will mature so that such funds will be available for withdrawal on the Business Day of each projected increase in the Invested Amount pursuant to Section 4.15 or, if earlier, on the next succeeding Determination Date.

          (d) In the event that the Pre-Funded Amount exceeds zero at the end of the Funding Period, the Servicer shall apply or shall cause the Trustee to apply the Pre-Funded Amount to the payment by the Paying Agent of principal on the Class A Certificates, the Class B Certificates and the Class C Interests on a pro rata basis (in proportion to the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount, respectively). Such payments shall be made on the first Distribution Date following the end of the Funding Period.

In addition, in the event that the Pre-Funded Amount exceeds zero at the time any payment is made pursuant to Article VIII hereof, the Servicer shall apply or shall cause the Trustee to apply the Pre-Funded Amount to the payment by the Paying Agent of principal on the Class A Certificates, the Class B Certificates and the Class C Interests on a pro rata basis (in proportion to the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount, respectively). Such payments shall be made on the date of the applicable payment pursuant to Article VIII hereof.

          Section 4.15  Increases in Invested Amount.
                        ----------------------------

          On each Business Day during the Funding Period, commencing no later than the Business Day following the Closing Date, the Invested Amount shall increase to the extent that the Transferor Amount as of the opening of business on such day exceeds the Pre-Funding Transferor Amount as of the opening of business on such day; provided, however, that the Invested Amount shall in no event exceed the Full Invested Amount or increase by an amount in excess of the Pre-Funded Amount immediately prior to giving effect to such increase. Such increase in the Invested Amount shall be allocated to the Class A Certificateholders, the Class B Certificateholders and the Class C Interest Holders on a pro rata basis (in proportion to the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount, respectively). Upon any increase in the Invested Amount pursuant to this Section 4.15, the Servicer shall instruct the Trustee in writing to withdraw from the Pre-Funding Account and pay to the Holders of the Transferor Certificates on such Business Day an amount equal to the amount of such increase in the Invested Amount.


                                   ARTICLE V
                          DISTRIBUTIONS AND REPORTS TO
                             SERIES 1998-A HOLDERS

          Section 5.1  Distributions.
                       -------------

          (a) On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class A Certificateholder's pro rata share of the amounts that are allocated and available on such Distribution Date to pay interest on the Class A Certificates pursuant to this Supplement.

          (b) On each Distribution Date, commencing with the first to occur of the first Special Payment Date or the Class A Expected Final Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class A Certificateholder's pro rata share of the amounts on deposit in the Principal Funding Account that are allocated and available on such date to pay principal of the Class A Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Class A Invested Amount on such date.

          (c) On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class B Certificateholder's pro rata share of the amounts that are allocated and available on such Distribution Date to pay interest on the Class B Certificates pursuant to this Supplement.

          (d) On each Distribution Date, commencing with the first to occur of the first Special Payment Date or the Class B Expected Final Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class B Certificateholder's pro rata share of the amounts on deposit in the Principal Funding Account that are allocated and available on such date to pay principal of the Class B Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Class B Invested Amount on such date.

          (e) On each Distribution Date, the Paying Agent shall distribute to each Class C Interest Holder of record on the related Record Date such Class C Interest Holder's pro rata share of the amounts that are allocated and available on such Distribution Date to pay interest on the Class C Interests pursuant to this Supplement (including amounts available from any draw on the Spread Account for the purpose of paying such interest).

          (f) On each Distribution Date, commencing with the first to occur of the first Special Payment Date or the Class C Expected Final Payment Date, the Paying Agent shall distribute to each Class C Interest Holder of record on the related Record Date such Class C Interest Holder's pro rata share of the amounts on deposit in the Principal Funding Account that are allocated and available on such date to pay principal of the Class C Interests pursuant to this Supplement (including amounts available from any draw on the Spread Account for the purpose of paying such principal) up to a maximum amount on any such date equal to the Class C Invested Amount on such date.

          (g) The distributions to be made pursuant to this Section 5.1 are subject to the provisions of Sections 2.06, 9.02, 10.01 and 12.02 of the Agreement and Sections 8.1 and 8.2 of this Supplement.

          (h) Except as provided in Section 12.02 of the Agreement with respect to a final distribution in respect of the Class A Certificates or the Class B Certificates, distributions to Series 1998-A Holders hereunder shall be made by check mailed to each Series 1998-A Holder at such Series 1998-A Holder's address appearing in the Certificate Register or the Book-Entry Register, as applicable, without presentation or surrender of any Series 1998-A Certificate or the making of any notation thereon; provided, however, that with respect to Series 1998-A Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds; provided further that with respect to the Class C Interests, such distributions shall be made by wire transfer of immediately available funds in accordance with wire instructions provided in writing to the Paying Agent by the record holder of such Class C Interests at least five days prior to the date on which the applicable payment is to be made.

          Section 5.2  Reports and Statements to Series 1998-A Holders.
                       -----------------------------------------------

          (a) On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Class A Certificateholder, each Class B Certificateholder and each Class C Interest Holder a statement substantially in the form of Exhibit C prepared by the Servicer.
            ---------

          (b) Not later than each Determination Date, the Servicer shall deliver to the Trustee, the Paying Agent, each Rating Agency and each Series Enhancer
(i) statements substantially in the form of Exhibit C prepared by the Servicer
                                            ---------
and (ii) a certificate of a Servicing Officer substantially in the form of

Exhibit D.
---------

          (c) On or before January 31 of each calendar year, beginning with calendar year 1999, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 1998-A Holder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 1998-A Holders, as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1998-A Holder, together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.



                                   ARTICLE VI
                                 PAY OUT EVENTS

          Section 6.1  Additional Pay Out Events.
                       -------------------------

          If any one of the following events shall occur with respect to Series 1998-A:

          (a) failure on the part of either Transferor (i) to make any payment or deposit required by the terms of the Agreement or this Supplement on or before the date occurring five Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform any other covenants or agreements of such Transferor set forth in the Agreement or this Supplement, which failure has a material adverse effect on the Series 1998-A Holders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferors by the Trustee, or to the Transferors and the Trustee by any Series 1998-A Holder and continues to materially and adversely affect the interests of the Series 1998-A Holders for such period;

          (b) any representation or warranty made by either Transferor in the Agreement or this Supplement, or any information contained in a computer file or microfiche list required to be delivered by such Transferor pursuant to Section
2.01 or 2.09(f) of the Agreement, shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferors by the Trustee, or to the Transferors and the Trustee by any Series 1998-A Holder and as a result of which the interests of the Series 1998-A Holders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Pay Out Event pursuant to this Section 6.1(b) shall not be deemed to have occurred hereunder if such Transferor has accepted reassignment of the related Receivable or all such Receivables, if applicable, during such period (or such longer period as the Trustee may specify) in accordance with the provisions of the Agreement;

          (c) a failure by the Transferors to convey Receivables in Additional Accounts or Participation Interests to the Trust within five Business Days after the day on which the Transferors are required to convey such Receivables or Participation Interests pursuant to Section 2.09(a) of the Agreement;

          (d) any Servicer Default shall occur;

          (e) the average Portfolio Yield for any three consecutive Monthly Periods is reduced to a rate which is less than the average of the Base Rates for such periods; or

          (f) the failure to pay in full the Class A Invested Amount on the Class A Expected Final Payment Date, the Class B Invested Amount on the Class B Expected Final Payment Date or the Class C Invested Amount on the Class C Expected Final Payment Date;

then, in the case of any event described in subparagraph (a), (b) or (d), after the applicable grace period, if any, set forth in such subparagraphs, either the Trustee or Series 1998-A Holders evidencing more than 50% of the aggregate unpaid principal amount of Series 1998-A by notice then given in writing to the Transferors and the Servicer (and to the Trustee if given by the Series 1998-A Holders) may declare that a Pay Out Event has occurred with respect to Series 1998-A as of the date of such notice, and, in the case of any event described in subparagraph (c), (e) or (f) a Pay Out Event shall occur with respect to Series 1998-A without any notice or other action on the part of the Trustee or the Series 1998-A Holders immediately upon the occurrence of such event.


                                  ARTICLE VII
                    OPTIONAL REPURCHASE; SERIES TERMINATION

          Section 7.1  Optional Repurchase.
                       -------------------

          (a) On any day occurring on or after the date on which the Invested Amount (after giving effect to any funds available for distribution in respect of principal on such date) is reduced to 5% or less of the Invested Amount as of the last day of the Funding Period, the Transferors shall have the option to purchase the interest of the Series 1998-A Holders at a purchase price equal to
(i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the

Distribution Date following such day; provided that such repurchase option may not be exercised if the outstanding principal amount of Series 1998-A exceeds the Invested Amount.

          (b) If the Transferors intend to exercise such purchase option, the Transferors shall give the Servicer and the Trustee at least ten days prior written notice of the date on which the Transferors intend to exercise such purchase option. Not later than 12:00 noon, New York City time, on such day the Transferors shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment Amount. Following the deposit of the Reassignment Amount into the Collection Account in accordance with the foregoing, the Reassignment Amount, together with all funds on deposit in the Principal Funding Account, shall be distributed to the Paying Agent for payment to the Series 1998-A Holders and the Invested Amount shall be reduced to zero and the Series 1998-A Holders and the Series Enhancers shall have no further interest in the Receivables. The Reassignment Amount shall be distributed as set forth in
Section 8.1(b).

          Section 7.2  Series Termination.
                       ------------------

          (a) If, on the August 2006 Distribution Date, the Invested Amount (after giving effect to all changes therein on such date) would be greater than zero, the Servicer, on behalf of the Trustee, shall, within the forty-day period that begins on such Distribution Date, solicit bids for the sale of interests in the Principal Receivables or certain Principal Receivables, together in each case with the related Finance Charge Receivables in an amount equal to the Invested Amount and accrued and unpaid interest thereon at the close of business on the last day of the Monthly Period preceding the Series Termination Date (after giving effect to all distributions required to be made on the Series Termination Date, except pursuant to this Section 7.2; provided, however, that in no event shall such amount exceed the Series Percentage of Receivables on the Series Termination Date). Such bids shall require that such sale shall (as provided in Section 7.2(b)) occur on the Series Termination Date. The Transferors and each Series Enhancer shall be entitled to participate in, and to receive from the Trustee a copy of each other bid submitted in connection with, such bidding process. Upon the expiration of such forty-day period, the Trustee will determine (i) which bid is the highest cash purchase offer and (ii) the amount that otherwise will be available in the Collection Account on the Series Termination Date for distribution to the Series 1998-A Holders.

          (b) The Servicer, on behalf of the Trustee, shall sell such Receivables (or interests therein) on the Series Termination Date to the bidder who made the highest cash purchase offer. The proceeds of any such sale shall be treated as Collections on the Receivables allocated to the Series 1998-A Holders pursuant to the Agreement and this Supplement; provided, however, that the Servicer shall determine conclusively the amount of such proceeds which are allocable to Finance Charge Receivables and the amount of such proceeds which are allocable to Principal Receivables. During the period from the August 2006 Distribution Date to the Series Termination Date, the Servicer shall continue to collect payments on the Receivables and allocate and deposit such Collections (including the amount available in the Collection Account, funds available to be withdrawn from the Cash Collateral Account and funds available to be withdrawn from the Spread Account on the Series Termination Date) in accordance with the provisions of the Agreement, this Supplement and the Class C Supplemental Agreement.

                                  ARTICLE VIII
                              FINAL DISTRIBUTIONS

          Section 8.1  Sale of Receivables or Certificateholders' Interest
                       ---------------------------------------------------
pursuant to Section 2.06 or 10.01 of the Agreement and Section 7.1 or 7.2 of
----------------------------------------------------------------------------
this Supplement.
---------------

          (a) Reassignment Amount.  The amount to be paid by the Transferors
              -------------------
with respect to Series 1998-A in connection with a reassignment of Receivables to the Transferor pursuant to Section 2.06 of the Agreement or a repurchase of the Certificateholder's Interest pursuant to Section 10.01 of the Agreement equals the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Agreement.

          (b) Distributions Pursuant to Section 7.1 or 7.2 of this Supplement
              ---------------------------------------------------------------
and Section 10.01 of the Agreement.  With respect to the Reassignment Amount
----------------------------------
deposited into the Collection Account pursuant to Section 7.1, any amounts allocable to Series 1998-A deposited into the Collection Account pursuant to
Section 7.2 or any amounts allocable to Series 1998-A deposited into the Collection Account pursuant to Section 2.06 or 10.01 of the Agreement, the Trustee shall, not later than 12:00 noon, New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (A) the Class A Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Certificateholders and (B) an amount equal to the sum of (1) Class A Monthly Interest for such Distribution Date, (2) any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date and (3) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class A Certificateholders, (ii) (A) the Class B Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class B Certificateholders and (B) an amount equal to the sum of (1) Class B Monthly Interest for such Distribution Date, (2) any Class B Monthly Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date and (3) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class B Certificateholders, (iii) (A) the Class C Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class C Interest Holders and (B) an amount equal to the sum of (1) Class C Monthly Interest for such Distribution Date, (2) any Class C Monthly Interest previously due but not distributed to the Class C Interest Holders on a prior Distribution Date and (3) the amount of Class C Additional Interest, if any, for such Distribution Date and any Class C Additional Interest previously due but not distributed to the Class C Interest Holders on any prior Distribution Date will be distributed to the Paying Agent for payment to the Class C Interest Holders, (iv) pay to the Cash Collateral Depositor or its designee an amount equal to the amount of any draws on the Cash Collateral Account that have not previously been reimbursed, and (v) the balance, if any, will be distributed to the Holders of the Transferor Certificate or their designee.

          (c) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent pursuant to Section 8.1(b) for payment to the Series 1998-A Holders shall be deemed distributed in full to the Series 1998-A Holders on the date on which such funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

          Section 8.2  Distribution of Proceeds of Sale, Disposition or
                       ------------------------------------------------
Liquidation of the Receivables pursuant to Section 9.02 of the Agreement.
------------------------------------------------------------------------

          (a) Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collection Account pursuant to Section 9.02(b) of the Agreement, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the Class A Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the Paying Agent for payment to the Class A Certificateholders, provided that the amount of such distribution shall not exceed the product of (A) the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and (B) the Principal Allocation Percentage with respect to the related Monthly Period, (ii) deduct an amount equal to the Class B Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the Paying Agent for payment to the Class B Certificateholders, provided that the amount of such distribution shall not exceed (A) the product of (1) the portion of such Insolvency Proceeds allocated to Collections of Principal Receivables and (2) the Principal Allocation Percentage with respect to the related Monthly Period minus (B) the
                                                                 -----
amount distributed to the Paying Agent pursuant to clause (i) of this sentence and (iii) deduct an amount equal to the Class C Invested Amount, if any, on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the Paying Agent for payment to the Class C Interest Holders, provided that the amount of such distribution shall not exceed (A) the product of (1) the portion of such Insolvency Proceeds allocated to Collections of Principal Receivables and (2) the Principal Allocation Percentage with respect to the related Monthly Period minus (B) the amount distributed to the Paying Agent pursuant to clauses (i) and
-----
(ii) of this sentence. To the extent that the product of (I) the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and (II) the Principal Allocation Percentage with respect to the related Monthly Period exceeds the aggregate amounts distributed to the Paying Agent pursuant to the preceding sentence, the excess shall be (i) paid to the Cash Collateral Depositor or its designee in an amount equal to the amount of any draws on the Cash Collateral Account that have not been reimbursed, and (ii) to the extent of any remaining funds, paid to the Holders of the Transferor Certificates or their designee on such Distribution Date.

          (b) Not later than 12:00 noon, New York City time, on such Distribution Date, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date, (B) any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date and (C) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and distribute such amount to the Paying Agent for payment to the Class A Certificateholders, provided that the amount of such distribution shall not exceed the product of (1) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables, (2) the Floating Allocation Percentage with respect to the related Monthly Period and (3) the Class A Floating Allocation Percentage with respect to such Monthly Period, (ii) deduct an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date, (B) Class B Monthly Interest previously due but not distributed to the Class B Certificateholders and (C) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and distribute such amount to the Paying Agent for payment to the Class B Certificateholders, provided that the amount of such distribution shall not exceed the product of (1) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables,
(2) the Floating Allocation Percentage with respect to the related Monthly Period and (3) the Class B Floating Allocation Percentage with respect to such Monthly Period and (iii) deduct an amount equal to the sum of (A) Class C Monthly Interest for such Distribution Date, (B) Class C Monthly Interest previously due but not distributed to the Class C Interest Holders, and (C) the amount of Class C Additional Interest, if any, for such Distribution Date and any Class C Additional Interest previously due but not distributed to the Class C Interest Holders on a prior Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and distribute such amount to the Paying Agent for payment to the Class C Interest Holders, provided that the amount of such distribution shall not exceed the product of (1) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables, (2) the Floating Allocation Percentage with respect to the related Monthly Period and (3) the Class C Floating Allocation Percentage with respect to such Monthly Period. To the extent that the product of (I) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and (II) the Floating Allocation Percentage with respect to the related Monthly Period exceeds the aggregate amount distributed to the Paying Agent pursuant to the preceding sentence, the excess shall be (i) paid to the Cash Collateral Depositor or its designee in an amount equal to the amount of any draws on the Cash Collateral Account that have not been reimbursed and (ii) to the extent of any remaining funds paid to the Holders of the Transferor Certificates or their designee on such Distribution Date.

          (c) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent pursuant to this Section for payment to the Series 1998-A Holders shall be deemed distributed in full to the Series 1998-A Holders on the date on which funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

          (d) Notwithstanding any provision of the Agreement or this Supplement, for the purposes of Section 9.02(a) of the Agreement, the Series 1998-A Holders shall not be deemed to have disapproved a liquidation of Receivables following an Insolvency Event unless Holders of more than 50% of the aggregate unpaid principal amount of each of the Class A Certificates, the Class B Certificates and the Class C Interests shall have disapproved of such liquidation.


                                   ARTICLE IX
                               FORM OF SECURITIES

          Section 9.1  Book-Entry Certificates.
                       -----------------------

          The Class A Certificates and the Class B Certificates shall be delivered as Book-Entry Certificates. The Clearing Agency for the Class A Certificates and the Class B Certificates shall be the Depository Trust Company and the Class A Certificates and the Class B Certificates shall initially be registered in the name of Cede & Co., its nominee.

          Section 9.2  Uncertificated Securities.
                       -------------------------

          The Class C Interest shall be delivered in uncertificated form as provided in the Class C Supplemental Agreement.

          Section 9.3  ERISA Matters.
                       -------------

          The Class A Certificates and the Class B Certificates shall contain a legend and text substantially in the form of Exhibit E hereto, which legend and text shall be included in lieu of the legend and text contained in Exhibit E-3 to the Agreement. The provisions of Section 6.04(c) of the Agreement shall apply to the Class A Certificates and the Class B Certificates.


                                   ARTICLE X
                            MISCELLANEOUS PROVISIONS

          Section 10.1  Ratification of Agreement.
                        -------------------------

          As supplemented by this Supplement and the Class C Supplemental Agreement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement and the Class C Supplemental Agreement shall be read, taken and construed as one and the same instrument.

          Section 10.2  Counterparts.
                        ------------

          This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          Section 10.3  Governing Law.
                        -------------

          THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 10.4  Determination of Material Adverse Effect.
                        ----------------------------------------

          Any determination of material adverse effect on Investor Certificateholders under the Agreement or this Supplement shall be made without regard to whether funds are then available in the Cash Collateral Account (including without limitation, any determination of whether a representation or warranty made therein or herein is correct or whether either Transferor or the Servicer has duly performed a covenant contained therein or herein).

          Section 10.5  Amendments.
                        ----------

          (a) This Supplement (and the Class C Supplemental Agreement) and the Pooling and Servicing Agreement may be amended by the Transferors without the consent of the Servicer, the Trustee, any Investor Certificateholders (including Series 1998-A but excluding any other Series unless the related Series Supplement so provides) or (unless specifically provided in the related Series Supplement) any Series Enhancer if the Transferors provide to the Trustee (i) an Opinion of Counsel to the effect that such amendment or modification would reduce the risk that the Trust would be treated as taxable as a publicly traded partnership pursuant to Code section 7704 and (ii) an Officer's Certificate that such amendment or modification would not materially and adversely affect any Investor Certificateholder, provided that no such amendment shall be deemed effective without (i) the Trustee's consent if the Trustee's rights, duties and obligations hereunder are thereby modified and (ii) Rating Agency Condition shall have been satisfied with respect to any such amendment. The Transferors shall provide the Rating Agencies with prior written notice of any such amendment or modification.

          (b) This Supplement (and the Class C Supplemental Agreement) and the Pooling and Servicing Agreement may be amended by the Transferors without the consent of the Servicer, the Trustee, any Investor Certificateholder (including Series 1998-A but excluding any other Series unless the related Series Supplement so provides) or (unless specifically provided in the related Series Supplement) any Series Enhancer (i) to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of the Trust to qualify as, and to permit an election to be made to cause the Trust or a portion thereof to be treated as, a "financial asset securitization investment trust" as described in the Small Business Job Protection Act of 1996, or to enable the Trust or any portion thereof to qualify and an election to be made for similar treatment under any comparable subsequent federal income tax provisions as may be enacted into law, and (ii) in connection with any such election, to modify or eliminate existing provisions of this Supplement (and the Class C Supplemental Agreement) or the Pooling and Servicing Agreement relating to the intended federal income tax treatment of the Class A Certificates, the Class B Certificates, the Class C Interests, any other Series or Class of Investor Certificates or the Trust in the absence of the election.
Additionally, this Supplement

(and the Class C Supplemental Agreement) and the Pooling and Servicing Agreement may be amended by the Transferors without the consent of the Servicer, the Trustee, any Investor Certificateholder (including Series 1998-A but excluding any other Series unless the related Series Supplement so provides) or (unless specifically provided in the related Series Supplement) any Series Enhancer (i) to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of the Trust to qualify as, and to permit an election to be made to cause the Trust or a portion thereof to be treated as, an entity that for U.S. federal income tax purposes will be disregarded or will be a partnership under the provisions of Proposed U.S. Treasury Regulations sections 301.7701-1, 301.7701-2 and 301.7701-3 as such proposed regulations may ultimately be adopted as final regulations by the U.S. Treasury Department, or to enable the Trust or a portion thereof to qualify and an election to be made for similar treatment under such comparable subsequent federal income tax provisions as may ultimately become law, and (ii) in connection with any such election, to modify or eliminate existing provisions of this Supplement (and the Class C Supplemental Agreement) or the Pooling and Servicing Agreement relating to the intended federal income tax treatment of the Class A Certificates, the Class B Certificates, the Class C Interests, any other Series or Class of Investor Certificates or the Trust in the absence of the election. No such amendment under this Section 10.5(b) shall be deemed effective without (i) delivery to the Trustee by each of the Transferors of an Officer's Certificate to the effect that the proposed amendments meet the requirements set forth in this Subsection, (ii) the Rating Agency Condition shall have been satisfied with respect to any such amendment, and (iii) Trustee's consent if the Trustee's rights, duties or obligations hereunder are modified hereby. The amendments which the Transferors may make without the consent of the Servicer, the Trustee, any Investor Certificateholder (including Series 1998-A but excluding any other Series unless the related Supplement so provides) or (unless specifically provided in the related Supplement) any Series Enhancer in connection with any election described in this Section 10.5(b) may include, without limitation, amendments to the provisions of Section 7.04 of the Pooling and Servicing Agreement relating to the liability of the Transferors and the provisions of
Section 9.02 of the Pooling and Servicing Agreement relating to the voting rights of the Investor Certificateholders.

          (c) This Supplement (and the Class C Supplemental Agreement) may be amended by the Transferors without the consent of the Servicer, the Trustee, any Investor Certificateholder (including Series 1998-A Holders) or (unless specifically provided in the related Series Supplement) any Series Enhancer to modify the Floating Allocation Percentage, the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage, the Class C Floating Allocation Percentage, the Principal Allocation Percentage, the Class A Principal Allocation Percentage, the Class B Principal Allocation Percentage and the Class C Principal Allocation Percentage; provided that no such amendment shall be deemed effective unless the Rating Agency Condition shall have been satisfied with respect to any such amendment.

          Section 10.6  Transferors' Direction to Trustee.
                        ---------------------------------

          The Transferors hereby direct the Trustee to enter into the Class C Supplemental Agreement pursuant to this Supplement and the Agreement. The Trustee shall enter into agreements relating to the rights of a successor, assignee or designee of the Cash Collateral Depositor or to the rights of a successor, assignee or designee of the Spread Account Residual

Interest Holder. The Trustee hereby agrees and covenants to perform its obligations in accordance with any such document.

          Section 10.7  No Petition.
                        -----------

          The Trustee, by entering into this Supplement, the Bank, CCBH, each Series 1998-A Holder, by accepting its Series 1998-A Interest, each holder of a beneficial interest in a Series 1998-A Interest, by accepting such beneficial interest, and each Series Enhancer, by entering into the Series Enhancement, covenants and agrees that it will not, prior to the date that is one year and one day after the final payment of any series of investor certificates issued by the Trust or by the Chevy Chase Master Credit Card Trust, the Chevy Chase 1995-A RACES Certificates issued by the Chevy Chase 1995-A Spread Account Trust, the Chevy Chase 1996-A RACES Certificates issued by the Chevy Chase 1996-A Spread Account Trust, the Chevy Chase 1997-A RACES Certificates issued by the Chevy Chase 1997-A Spread Account Trust or the Chevy Chase 1998-A RACES Certificates issued by the Chevy Chase 1998-A Spread Account Trust, acquiesce, petition or otherwise invoke or cause CCBH to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against CCBH under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of CCBH or any substantial part of its property or ordering the winding up or liquidation of the affairs of CCBH.

          Section 10.8  Third Party Beneficiaries.
                        -------------------------

          The Agreement, this Supplement and the Class C Supplemental Agreement will enure to the benefit of the Series Enhancers.


                                   ARTICLE XI
                                  INTERCHANGE

          Section 11.1  Interchange.  On or prior to each Determination Date,
                        -----------
the Transferors shall notify the Servicer of the amount of Interchange required to be included as Collections of Finance Charge Receivables allocable to Series 1998-A with respect to the preceding Monthly Period pursuant to the definition of "Interchange" set forth in Section 2.1 of this Supplement. Not later than 12:00 noon, New York City time, on the related Transfer Date, the Transferors shall deposit into the Collection Account, in immediately available funds, the amount of Interchange to be so included as Collections of Finance Charge Receivables allocable to Series 1998-A with respect to such Monthly Period. Interchange included as Collections of Finance Charge Receivables shall be allocated to Series 1998-A Holders in accordance with Section 4.03(b) of the Agreement but shall be excluded from Collections of Finance Charge Receivables for purposes of calculating the allocation of Finance Charge Collections allocable to the Holder of the Transferor Certificates pursuant to Section 4.03(c) of the Agreement.

                                  ARTICLE XII
                              ADDITIONAL ISSUANCES

          Section 12.1  Additional Issuances of Class A Certificates.
                        --------------------------------------------

          (a) Subject to Sections 12.1(b) and (c), the Transferors may at any time, or from time to time during the Revolving Period, direct the Trustee, on behalf of the Trust, to authenticate additional Class A Certificates (the "Additional Class A Certificates") as of the close of business on the last day
--------------------------------
of any Monthly Period (each such day, an "Additional Issuance Date"). Any such issuance of Additional Class A Certificates is referred to herein as an "Additional Issuance." The outstanding Class A Certificates and the Additional
--------------------
Class A Certificates shall be equally and ratably entitled as provided herein to the benefits of the Agreement and this Supplement without preference, priority or distinction, all in accordance with the terms and provisions of the Agreement and this Supplement, except that the Additional Class A Certificates shall bear interest only from the date of their authentication.

          (b) The obligation of the Trustee to authenticate Additional Class A Certificates is subject to the satisfaction of the following conditions:

        (i) on or before the fifth Business Day immediately preceding the Additional Issuance Date, the Transferors shall have given the Trustee and the Servicer written notice of such Additional Issuance and the Additional Issuance Date;
        (ii) the Transferors shall have delivered to the Trustee an amended Supplement, in form satisfactory to the Trustee, executed by each party hereto other than the Trustee;
        (iii) after giving effect to the Additional Issuance, the aggregate amount of Principal Receivables shall be equal to, or greater than, the Required Principal Balance and the Transferor Amount shall be equal to, or greater than, the Required Transferor Amount;
        (iv) the Transferors shall have delivered to the Trustee and each Rating Agency a Tax Opinion dated the Additional Issuance Date, with respect to such Additional Issuance;
        (v) the Transferors shall have delivered to each Rating Agency an Opinion of Counsel to the effect that such Additional Issuance will not violate applicable Federal securities laws;
        (vi) the Transferors shall have received written notice from each Rating Agency that the Rating Agency Condition will be satisfied with respect to such Additional Issuance;
        (vii) the Transferors shall have delivered to the Trustee a certificate of an authorized officer, dated the date upon which the Additional Issuance is to occur, to the effect that the Transferors reasonably believe, based on the facts known to such officer at the time of such certificate, that such Additional Issuance will not cause a Pay Out Event to occur;
        (viii) as of the Additional Issuance Date all amounts due and owing to the Series 1998-A Holders on a prior to such date shall have been paid to such

                Holders and there shall not be any unreimbursed Class A Investor Charge-Offs or unreimbursed reductions in the Class B Invested Amount or the Class C Invested Amount;
        (ix) the excess of the principal amount of the Additional Investor Certificates over the issue price of the Additional Investor Certificates shall not exceed the maximum amount permitted under the Internal Revenue Code without the creation of original issue discount; and
        (x) each of the Transferors shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, dated the Additional Issuance Date, confirming that the conditions referred to above have been satisfied.

          Upon satisfaction of the above conditions, and upon written direction from the Transferors, the Trustee shall authenticate the Additional Investor Certificates upon execution thereof by the Transferors.

     (c) Notwithstanding any provision of the Agreement or this Supplement, this Supplement may be amended by the Servicer, the Transferors and the Trustee, without the consent of any of the Certificateholders, to provide for an Additional Issuance, provided that the conditions set forth in Section 12.1(b) have been satisfied.

          IN WITNESS WHEREOF, the undersigned have caused this Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                                    CHEVY CHASE BANK, F.S.B.,
                                    as Transferor and Servicer


                                    By: /s/ Joel A. Friedman
                                       -------------------------
                                      Joel A. Friedman
                                      Senior Vice President



                                    CCB HOLDING CORPORATION,
                                    as Transferor


                                    By: /s/ Jessica L. Parker
                                       -------------------------
                                      Jessica L. Parker
                                      President



                                    BANKERS TRUST COMPANY,
                                    as Trustee


                                    By: /s/ Louis Bodi
                                       -------------------------
                                      Louis Bodi
                                      Vice President

                          FORM OF CLASS A CERTIFICATE

                                                                     EXHIBIT A-1
                                                                     -----------

REGISTERED                                                             $________

No. R-1                                                      CUSIP No. 16678LAM2

THIS CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW).

          UNLESS THIS CLASS A CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"),
                                                                          ---
TO THE TRANSFERORS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                    CHEVY CHASE MASTER CREDIT CARD TRUST II

                                 SERIES 1998-A

                CLASS A FLOATING RATE ASSET BACKED CERTIFICATE

                     Class A Expected Final Payment Date:
                        The May 2003 Distribution Date

                 Each $1,000 minimum denomination represents a
                         1/468,000 undivided interest
   in Class A of the Chevy Chase Master Credit Card Trust II, Series 1998-A

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of consumer revolving credit card accounts owned by

                           CHEVY CHASE BANK, F.S.B.

and other assets and interests constituting the Trust under the Pooling and Servicing Agreement referred to below.

  (Not an interest in or obligation of Chevy Chase Bank, F.S.B., CCB Holding
                     Corporation or any affiliate thereof)

This certifies that CEDE & CO. (the "Class A Certificateholder") is the
                                     -------------------------
registered owner of a fractional undivided interest in certain assets of a trust

                                     A-1-1

(the "Trust") created pursuant to the Pooling and Servicing Agreement, dated as
      -----
of June 1, 1995 (as amended and supplemented, the "Agreement"), as supplemented
                                                   ---------
by the Series 1998-A Supplement, dated as of June 1, 1998 and the Class C Supplemental Agreement, dated as of June 1, 1998 (as amended and supplemented, collectively the "Series 1998-A Supplement"), by and among Chevy Chase Bank,
                  ------------------------
F.S.B., a federally chartered stock savings bank, as Transferor and Servicer, CCB Holding Corporation, as Transferor, and Bankers Trust Company, a New York banking corporation, as trustee (in such capacity, the "Trustee"). The corpus
                                                        -------
of the Trust consists of (i) a portfolio of all receivables (the "Receivables")
                                                                  -----------
existing in the consumer revolving credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated
                                  --------
under the Accounts from time to time thereafter, (iii) funds collected or to be collected from obligors in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Special Funding Account, and (v) all other assets and interests constituting the Trust. The Holder of this Certificate is entitled to the benefit of the funds on deposit in a Cash Collateral Account, the funds on deposit in a Reserve Account, the funds on deposit in a Pre-Funding Account and the funds on deposit in a Principal Funding Account, in each case to the extent provided in the Series 1998-A Supplement. Although a summary of certain provisions of the Agreement and the Series 1998-A Supplement is set forth below and in the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Series 1998-A Supplement and reference is made to the Agreement and the Series 1998-A Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series 1998-A Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series 1998-A Supplement, as applicable.

          This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series 1998-A Supplement, to which Agreement and Series 1998-A Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof (and each Certificate Owner, by its acceptance of an interest in the applicable Certificate) assents and is bound.

          It is the intent of the Transferors and the Investor Certificateholders that, for federal, state and local income and franchise tax purposes (i) the Investor Certificates will qualify as indebtedness secured by the Receivables and (ii) the Trust will not be treated as an association or publicly traded partnership taxable as a corporation. The Class A Certificateholder, by the acceptance of this Class A Certificate (and each Certificate Owner, by its acceptance of an interest in the applicable Certificate), agrees to treat this Class A Certificate for federal, state and local income and franchise tax purposes as debt. Each Class A Certificateholder agrees that it will cause any Certificate Owner acquiring an interest in a Certificate through it to comply with the Agreement as to treatment as indebtedness under applicable tax law as provided therein.

          Interest will accrue on the Class A Certificates for the period from the Closing Date through and including July 14, 1998, and for the period from July 15, 1998 through and including August 16, 1998, and for each Interest Period thereafter at a rate of 0.15% per annum above LIBOR as determined on the applicable LIBOR Determination Date and calculated on the basis of actual days elapsed and a 360 day year.

                                     A-1-2

          In general, payments of principal with respect to the Class A Certificates are limited to the Class A Invested Amount, which may be less than the unpaid principal balance of the Class A Certificates. The Class A Expected Final Payment Date is the May 2003 Distribution Date, but principal with respect to the Class A Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series 1998-A Supplement. If for one or more months during the Class A Scheduled Accumulation Period there are not sufficient funds to pay the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Class A Scheduled Accumulation Period to make up for such shortfalls, the final payment of principal of the Class A Certificates will occur later than the Class A Expected Final Payment Date.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Series 1998-A Supplement or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferors have caused this Class A Certificate to be duly executed.

                              CHEVY CHASE BANK, F.S.B.


                              By:______________________________________

                              Name:____________________________________

                              Title:___________________________________

                              CCB HOLDING CORPORATION


                              By:______________________________________

                              Name:____________________________________

                              Title:___________________________________

Dated:  June __, 1998

                                     A-1-3

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Class A Certificates referred to in the Agreement and Series 1998-A Supplement.

                              BANKERS TRUST COMPANY,
                                as Trustee


                              By:_______________________________
                                 Authorized Signatory

Dated:  June __, 1998

                                     A-1-4

                    CHEVY CHASE MASTER CREDIT CARD TRUST II

                                 Series 1998-A

                CLASS A FLOATING RATE ASSET BACKED CERTIFICATE

                        Summary of Terms and Conditions

          The Receivables consist of Principal Receivables, which arise generally from the purchase of goods and services and amounts advanced to accountholders as cash advances, and Finance Charge Receivables. This Class A Certificate is one of a Series of Certificates entitled Chevy Chase Master Credit Card Trust II, Series 1998-A (the "Series 1998-A Certificates"), and one
                                          --------------------------
of a class thereof entitled Class A Floating Rate Asset Backed Certificates, Series 1998-A (the "Class A Certificates"), each of which represents a
                    --------------------
fractional undivided interest in certain assets of the Trust. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Holders of
-----------------------------
the Transferor Certificates. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Invested Amount is $370,500,000 on the Closing Date (the "Class A Initial
                                                          ---------------
Invested Amount").  During the Funding Period, the Class A Invested Amount will,
---------------
under certain circumstances, increase until the Class A Invested Amount is equal to $468,000,000 The Class A Invested Amount shall mean, on any date of determination, an amount equal to (a) the Class A Initial Invested Amount, plus
                                                                           ----
(b) the amount of any increases in the Class A Invested Amount during the Funding Period as a result of withdrawals from the Pre-Funding Account in connection with increases in the Transferor Amount pursuant to Section 4.15 of the Series 1998-A Supplement, minus (c) the aggregate amount of principal
                              -----
payments made to the Class A Certificateholders on or prior to such date (other than any principal payments made to the Class A Certificateholders from amounts on deposit in the Pre-Funding Account on the first Distribution Date following the end of the Funding Period pursuant to Section 4.14(d) of the Series 1998-A Supplement), minus (d) the excess, if any, of the aggregate amount of Class A
             -----
Investor Charge-Offs for all prior Distribution Dates over the aggregate amount
                                                      ----
of Class A Investor Charge-Offs reimbursed pursuant to Section 4.6(a) of the Series 1998-A Supplement on or prior to such date.

          Subject to the terms and conditions of the Agreement, the Transferors may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

          On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class A Certificateholder's pro rata share of
               -----------
such amounts (including amounts on deposit in the Collection Account) as are payable to the Class A Certificateholders pursuant to the Agreement and the Series 1998-A Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making

                                     A-1-5
of any notation thereon (except for the final distribution in respect of this Class A Certificate) except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 1998-A Certificateholders in accordance with the Agreement and the Series 1998-A Supplement.

          On any day occurring on or after the day on which the Invested Amount (after giving effect to any funds available for distribution in respect of principal on such date) is reduced to 5% or less of the Invested Amount as of the last day of the Funding Period, the Transferors shall have the option to repurchase the Certificateholders' Interest in the Trust represented by Series 1998-A. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date next following such day. Following the deposit of the Reassignment Amount in the Collection Account, Class A Certificateholders and the Cash Collateral Depositor will not have any interest in the Receivables and the Class A Certificates will represent only the right to receive such Reassignment Amount. The repurchase option may not be exercised if the outstanding principal amount of Series 1998-A exceeds the Invested Amount.

          THIS CLASS A CERTIFICATE REPRESENTS AN INTEREST IN THE TRUST ONLY AND DOES NOT REPRESENT INTERESTS IN OR AN OBLIGATION OF THE TRANSFERORS, THE SERVICER OR ANY AFFILIATE OF ANY OF THEM. THIS CLASS A CERTIFICATE IS NOT A DEPOSIT AND NEITHER THIS CLASS A CERTIFICATE NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES OR ANY COLLECTIONS THEREON ARE INSURED OR GUARANTEED BY THE SAVINGS ASSOCIATION INSURANCE FUND, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS A CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES (AND CERTAIN OTHER AMOUNTS), ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE AGREEMENT AND THE SERIES 1998-A SUPPLEMENT.

          The Class A Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

          The Class A Certificates may not be acquired or held by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include "plan assets" of any such plan, trust or account by reason of its investment in such entity (a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof

                                     A-1-6
shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in this Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.

          As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate fractional undivided interests as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     A-1-7

ASSIGNMENT


Social Security or other identifying number of assignee ________________________

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
________________________________________________________________________________
________________________________________________________________________________
                        (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                 ______________________/1/




                                                           Signature Guaranteed:



                                                       ______________________







______________
/1/ NOTE: The signature to this Assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                     A-1-8

                          FORM OF CLASS B CERTIFICATE

                                                                     EXHIBIT A-2
                                                                     -----------

REGISTERED                                                        $_____________

No. R-1                                                      CUSIP No. 16678LAN0


THIS CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW).

          UNLESS THIS CLASS B CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"),
                                                                         ---
TO THE TRANSFERORS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                    CHEVY CHASE MASTER CREDIT CARD TRUST II

                                 SERIES 1998-A

                CLASS B FLOATING RATE ASSET BACKED CERTIFICATE

                     Class B Expected Final Payment Date:
                        The July 2003 Distribution Date

                 Each $1,000 minimum denomination represents a
                          1/72,000 undivided interest
   in Class B of the Chevy Chase Master Credit Card Trust II, Series 1998-A

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of consumer revolving credit card accounts owned by

                           CHEVY CHASE BANK, F.S.B.

and other assets and interests constituting the Trust under the Pooling and Servicing Agreement referred to below.

(Not an interest in or obligation of Chevy Chase Bank, F.S.B., CCB Holding Corporation or any affiliate thereof)

This certifies that CEDE & CO. (the "Class B Certificateholder") is the
                                     -------------------------
registered owner of a fractional undivided interest in certain assets of a trust

                                     A-2-1

(the "Trust") created pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1995 (as amended and supplemented, the "Agreement"), as supplemented
                                                   ---------
by the Series 1998-A Supplement, dated as of June 1, 1998 and the Class C Supplemental Agreement, dated as of June 1, 1998 (as amended and supplemented, collectively the "Series 1998-A Supplement"), by and among Chevy Chase Bank,
                  ------------------------
F.S.B., a federally chartered stock savings bank, as Transferor and Servicer, CCB Holding Corporation, as Transferor, and Bankers Trust Company, a New York banking corporation, as trustee (in such capacity, the "Trustee"). The corpus
                                                        -------
of the Trust consists of (i) a portfolio of all receivables (the "Receivables")
                                                                  -----------
existing in the consumer revolving credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated
                                  --------
under the Accounts from time to time thereafter, (iii) funds collected or to be collected from obligors in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Special Funding Account, and (v) all other assets and interests constituting the Trust. The Holder of this Certificate is entitled to the benefit of the funds on deposit in a Cash Collateral Account, the funds on deposit in a Reserve Account, the funds on deposit in a Pre-Funding Account and the funds on deposit in a Principal Funding Account, in each case to the extent provided in the Series 1998-A Supplement. Although a summary of certain provisions of the Agreement and the Series 1998-A Supplement is set forth below and in the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Certificate does not purport to summarize the Agreement and the Series 1998-A Supplement and reference is made to the Agreement and the Series 1998-A Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series 1998-A Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series 1998-A Supplement, as applicable.

          This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series 1998-A Supplement, to which Agreement and Series 1998-A Supplement, each as amended and supplemented from time to time, the Class B Certificateholder by virtue of the acceptance hereof (and each Certificate Owner, by its acceptance of an interest in the applicable Certificate) assents and is bound.

          THIS CLASS B CERTIFICATE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A CERTIFICATES TO THE EXTENT SPECIFIED IN THE SERIES 1998-A SUPPLEMENT.

          It is the intent of the Transferors and the Investor Certificateholders that, for federal, state and local income and franchise tax purposes (i) the Investor Certificates will qualify as indebtedness secured by the Receivables and (ii) the Trust will not be treated as an association or publicly traded partnership taxable as a corporation. The Class B Certificateholder, by the acceptance of this Class B Certificate (and each Certificate Owner, by its acceptance of an interest in the applicable Certificate), agrees to treat this Class B Certificate for federal, state and local income and franchise tax purposes as debt. Each Class B Certificateholder agrees that it will cause any Certificate Owner acquiring an interest in a Certificate through it to comply with the Agreement as to treatment as indebtedness under applicable tax law as provided therein.

                                     A-2-2

          Interest will accrue on the Class B Certificates for the period from the Closing Date through and including July 14, 1998, and for the period from July 15, 1998 through and including August 16, 1998, and for each Interest Period thereafter at a rate of 0.40% per annum above LIBOR as determined on the applicable LIBOR Determination Date and calculated on the basis of actual days elapsed and a 360 day year.

          In general, payments of principal with respect to the Class B Certificates are limited to the Class B Invested Amount, which may be less than the unpaid principal balance of the Class B Certificates. The Class B Expected Final Payment Date is the July 2003 Distribution Date, but principal with respect to the Class B Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series 1998-A Supplement. If for one or more months during the Class B Scheduled Accumulation Period there are not sufficient funds to pay the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Class B Scheduled Accumulation Period to make up for such shortfalls, the final payment of principal of the Class B Certificates will occur later than the Class B Expected Final Payment Date.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or the Series 1998-A Supplement or be valid for any purpose.

                                     A-2-3

          IN WITNESS WHEREOF, the Transferors have caused this Class B Certificate to be duly executed.


                              CHEVY CHASE BANK, F.S.B.

                              By:_____________________________
                              Name:
                              Title:

                              CCB HOLDING CORPORATION


                              By:_____________________________
                              Name:
                              Title:

Dated:  June __, 1998

                                     A-2-4

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION


          This is one of the Class B Certificates referred to in the Agreement and Series 1998-A Supplement.

                              BANKERS TRUST COMPANY,
                                as Trustee


                              By:____________________________
                                 Authorized Signatory

Dated:  June __, 1998

                                     A-2-5

                    CHEVY CHASE MASTER CREDIT CARD TRUST II

                                 Series 1998-A

                CLASS B FLOATING RATE ASSET BACKED CERTIFICATE

                        Summary of Terms and Conditions

          The Receivables consist of Principal Receivables, which arise generally from the purchase of goods and services and amounts advanced to accountholders as cash advances, and Finance Charge Receivables. This Class B Certificate is one of a Series of Certificates entitled Chevy Chase Master Credit Card Trust II, Series 1998-A (the "Series 1998-A Certificates"), and one
                                          --------------------------
of a class thereof entitled Class B Floating Rate Asset Backed Certificates, Series 1998-A (the "Class B Certificates"), each of which represents a
                    --------------------
fractional undivided interest in certain assets of the Trust. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Holders of
-----------------------------
the Transferor Certificates. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Invested Amount at such time. The Class B Invested Amount is $57,000,000 on the Closing Date (the "Class B Initial
                                                         ---------------
Invested Amount").  During the Funding Period, the Class B Invested Amount will,
---------------
under certain circumstances, increase until the Class B Invested Amount is equal to $72,000,000. The Class B Invested Amount shall mean, on any date of determination, an amount equal to (a) the Class B Initial Invested Amount, plus
                                                                           ----
(b) the amount of any increases in the Class B Invested Amount during the Funding Period as a result of withdrawals from the Pre-Funding Account in connection with increases in the Transferor Amount pursuant to Section 4.15 of the Series 1998-A Supplement, minus (c) the aggregate amount of principal
                              -----
payments made to the Class B Certificateholders on or prior to such date (other than any principal payments made to Class B Certificateholders from amounts on deposit in the Pre-Funding Account on the first Distribution Date following the end of the Funding Period pursuant to Section 4.14(d) of the Series 1998-A Supplement), minus (d) the aggregate amount of Class B Investor Charge-Offs for
             -----
all prior Distribution Dates, minus (e) the amount of Reallocated Principal
                              -----
Collections allocable to the Class B Certificates and applied on any prior Distribution Dates which have been used to fund the Class A Required Amount with respect to such Distribution Dates, minus (f) an amount equal to the amount by
                                    -----
which the Class B Invested Amount has been reduced on all prior Distribution Dates to cover the Class A Investor Default Amount, and plus (g) the aggregate
                                                        ----
amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1998-A available on or prior to such Distribution Date with respect to amounts deducted pursuant to the foregoing clauses (d), (e) and (f).

          Subject to the terms and conditions of the Agreement, the Transferors may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

          On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class B Certificateholder's pro rata share of
               -----------

                                     A-2-6
such amounts (including amounts on deposit in the Collection Account) as are payable to the Class B Certificateholders pursuant to the Agreement and the Series 1998-A Supplement. Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation thereon (except for the final distribution in respect of this Class B Certificate) except that with respect to Class B Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class B Certificate will be made only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 1998-A Certificateholders in accordance with the Agreement and the Series 1998-A Supplement.

          On any day occurring on or after the day on which the Invested Amount (after giving effect to any funds available for distribution in respect of principal on such date) is reduced to 5% or less of the Invested Amount as of the last day of the Funding Period, the Transferors shall have the option to repurchase the Certificateholders' Interest in the Trust represented by Series 1998-A. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date next following such day. Following the deposit of the Reassignment Amount in the Collection Account, Class B Certificateholders and the Cash Collateral Depositor will not have any interest in the Receivables and the Class B Certificates will represent only the right to receive such Reassignment Amount. The repurchase option may not be exercised if the outstanding principal amount of Series 1998-A exceeds the Invested Amount.

          THIS CLASS B CERTIFICATE REPRESENTS AN INTEREST IN THE TRUST ONLY AND DOES NOT REPRESENT INTERESTS IN OR AN OBLIGATION OF THE TRANSFERORS, THE SERVICER OR ANY AFFILIATE OF ANY OF THEM. THIS CLASS B CERTIFICATE IS NOT A DEPOSIT AND NEITHER THIS CLASS B CERTIFICATE NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES OR ANY COLLECTIONS THEREON ARE INSURED OR GUARANTEED BY THE SAVINGS ASSOCIATION INSURANCE FUND, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS B CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES (AND CERTAIN OTHER AMOUNTS), ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE AGREEMENT AND THE SERIES 1998-A SUPPLEMENT.

          The Class B Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                                     A-2-7

          The Class B Certificates may not be acquired or held by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include "plan assets" of any such plan, trust or account by reason of its investment in such entity (a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in this Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.

          As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate fractional undivided interests as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     A-2-8

                                  ASSIGNMENT

Social Security or other identifying number of assignee ________________________

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________________
________________________________________________________________________________
                        (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                   ____________________/1/



                                                           Signature Guaranteed:



                                                         ____________________





______________
/1/ NOTE: The signature to this Assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                     A-2-9

                                                                       EXHIBIT B
                                                                       ---------


                   FORM OF MONTHLY PAYMENT INSTRUCTIONS AND

                          NOTIFICATION TO THE TRUSTEE

                        ------------------------------

                           CHEVY CHASE BANK, F.S.B.

                        ------------------------------

                    CHEVY CHASE MASTER CREDIT CARD TRUST II

                                 SERIES 1998-A

                        ------------------------------

          The undersigned, a duly authorized representative of Chevy Chase Bank, F.S.B. ("Chevy Chase"), as Servicer, pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1995, (as amended and supplemented, the "Pooling and Servicing Agreement"), among Chevy Chase, as Transferor (a "Transferor") and Servicer (in such capacity, the "Servicer"), CCB Holding Corporation, as Transferor (a "Transferor" and, together with Chevy Chase, the "Transferors"), and Bankers Trust Company, as trustee (the "Trustee"), does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement or the Series 1998-A Supplement, dated as of June 1, 1998, among the Transferors, the Servicer and the Trustee (as amended and supplemented, the "Series Supplement"), as applicable. This Certificate is delivered pursuant to the Series Supplement.

          2.  Chevy Chase is the Servicer.

          3.  The undersigned is a Servicing Officer.

I.  INSTRUCTION TO MAKE WITHDRAWALS FROM THE COLLECTION ACCOUNT
    -----------------------------------------------------------

Pursuant to Section 4.5 of the Series Supplement, the Servicer does hereby instruct the


Trustee (i) to make withdrawals from the Collection Account on ___________, ____, which date is a Distribution Date under the Pooling and Servicing Agreement, in the aggregate amounts (equal to the Class A Available Funds, Class B Available Funds and Class C Available Funds, respectively) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with Section 4.5:

    With respect to the Class A Certificates,

    A)   Pursuant to Section 4.5(a)(i):
         ------------------------------

         (1) Interest at the Class A Certificate Rate for the
             related Interest Period on the Class A Invested
             Amount...................................................$_______

         (2) Class A Monthly Interest previously due but not paid.....$_______

         (3) Class A Additional Interest and any Class A  Additional
             Interest previously due but not paid.....................$_______

    B)   Pursuant to Section 4.5(a)(ii):
         -------------------------------

         (1) The Class A Servicing Fee for the preceding Monthly
             Period...................................................$_______

         (2) Accrued and unpaid Class A Servicing Fees................$_______

    C)   Pursuant to Section 4.5(a)(iii):
         --------------------------------

         Class A Investor Default Amount for the preceding Monthly
         Period.......................................................$_______

    With respect to the Class B Certificates,

    D)   Pursuant to Section 4.5(b)(i):
         -----------------------------

         (1) Interest at the Class B Certificate Rate for the related
             Interest Period on the Class B Invested Amount...........$_______

         (2) Class B Monthly Interest previously due but not paid.....$_______

         (3) Class B Additional Interest and any Class B
             Additional Interest previously due but not paid..........$_______

    B)   Pursuant to Section 4.5(b)(ii):
         -------------------------------

         (1) The Class B Servicing Fee for the preceding
             Monthly Period...........................................$_______

         (2) Accrued and unpaid Class B Servicing Fees................$_______

    With respect to the Class C Interests,

    A)   Pursuant to Section 4.5(c)(i):
         ------------------------------

         (1) The Class C Servicing Fee for the preceding
             Monthly Period...........................................$_______

         (2) Accrued and unpaid Class C Servicing Fees................$_______

Pursuant to Section 4.7 of the Series Supplement, the Servicer does hereby instruct the Trustee to apply on __________, which is a Distribution Date under the Pooling and Servicing Agreement, any Excess Spread and (except as otherwise provided below) Excess Finance Charge Collections allocated to Series 1998-A as follows:

    A)   Pursuant to Section 4.7(a):
         --------------------------

         The Class A Required Amount (applied as provided above)......$_______

    B)   Pursuant to Section 4.7(b):
         --------------------------

         Aggregate amount of Class A Investor Charge-Offs not
         previously reimbursed (treated as Available Principal
         Collections).................................................$_______

    C)   Pursuant to Section 4.7(c):
         --------------------------

         Class B Monthly Interest for the related Interest Period,
         Class B Monthly Interest previously due but not paid and
         Class B Additional Interest due or previously due but not
         paid, in each case to the extent not available from Class B
         Available Funds..............................................$_______

    D)   Pursuant to Section 4.7(d):
         --------------------------

         Class B Servicing Fee for such Monthly Period and
         accrued and unpaid Class B Servicing Fees, in each case
         to the extent not available from Class B Available Funds.....$_______

    E)   Pursuant to Section 4.7(e):
         --------------------------

         Class B Investor Default Amount for the preceding
         Monthly Period (treated as Available Principal Collections)..$_______

    F)   Pursuant to Section 4.7(f):
         --------------------------

         The amount by which "Class B Invested Amount" has
         been reduced pursuant to clauses (d), (e) and (f) of the
         definition thereof (treated as Available Principal
         Collections).................................................$_______

    G)   Pursuant to Section 4.7(g):
         --------------------------

         Class C Monthly Interest for the related Interest Period,
         Class C Monthly Interest previously due but not paid and
         Class C Additional Interest due or previously due but
         not paid.....................................................$_______

    H)   Pursuant to Section 4.7(h):
         --------------------------

         Class C Servicing Fee for such Monthly Period and
         accrued and unpaid Class C Servicing Fee, in each case
         to the extent not available from Class C Available Funds.....$_______

    I)   Pursuant to Section 4.7(i):
         --------------------------

         Class C Investor Default Amount for the preceding
         Monthly Period (treated as Available Principal Collections)..$_______

    J)   Pursuant to Section 4.7(j):
         --------------------------

         The amount by which "Class C Invested Amount" has
         been reduced pursuant to clauses (d), (e) and (f) of the
         definition thereof (treated as Available Principal
         Collections).................................................$_______

    K)   Pursuant to Section 4.7(k):
         --------------------------

         The Monthly Cash Collateral Fee due or previously due
         but not paid.................................................$_______

    L)   Pursuant to Section 4.7(l):
         --------------------------

         Deposit into the Cash Collateral Account from Excess Spread the excess of the Required Cash Collateral Amount over the remaining amount on deposit in the Cash Collateral Account...$_______

    M)   Pursuant to Section 4.7(m):
         --------------------------

         Deposit into the Spread Account from Excess Spread the
         excess of the Required Spread Account Amount over the
         remaining amount on deposit in the Spread Account............$_______

    N)   Pursuant to Section 4.7(n):
         --------------------------

         Deposit into the Reserve Account from Excess Spread the
         excess of the Required Reserve Account Amount over the
         remaining amount on deposit in the Reserve Account...........$_______

    O)   Pursuant to Section 4.7(o):
         --------------------------

         Paid to the Cash Collateral Depositor........................$_______

    P)   Pursuant to Section 4.7(p):
         --------------------------

         Paid to the Spread Account Residual Interest Holder..........$_______

    Q)   Pursuant to Section 4.7(q):
         --------------------------

         Treated as Excess Finance Charge Collections and allocated to other Series in Group I or the Holders of the Transferor
         Certificate..................................................$_______

Pursuant to Section 4.8 of the Series Supplement, the Servicer does hereby instruct the Trustee to apply on __________, which is a Distribution Date under the Pooling and Servicing Agreement, $__________ of Reallocated Principal Collections allocable to the Class C Interests and $________ of Reallocated Principal Collections allocable to the Class B Certificates to fund any deficiencies in the Class A Required Amount or the Class B Required Amount after applying Excess Spread and Excess Finance Charge Collections thereto.

Pursuant to Sections 4.3, 4.5(d) and 5.1(b) of the Series Supplement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Collection Account on _____________, which is a Distribution Date under the Pooling and Servicing Agreement, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 5.1 of the Series Supplement:

         A) Class A Monthly Principal.................................$_______

         B) Class B Monthly Principal.................................$_______

         C) Class C Monthly Principal.................................$_______

II.      NOTIFICATION TO MAKE WITHDRAWALS
---      --------------------------------
         FROM THE CASH COLLATERAL ACCOUNT
         --------------------------------

         A. Pursuant to Section 4.12 of the Series Supplement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Cash Collateral Account on __________, _____, which date is a Transfer Date, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.12 of the Series Supplement:

         1.  Pursuant to Section 4.12(c):
             ---------------------------
             Class A Required Draw Amount in respect of the
             preceding Monthly Period.........................$_______

         2.  Pursuant to Section 4.12(d):
             ---------------------------
             Class B Interest Draw Amount in respect of the
             preceding Monthly Period.........................$_______

         3.  Pursuant to Section 4.12(e):
             ---------------------------
             Class B Servicing Draw Amount in respect of the
             preceding Monthly Period.........................$_______

         4.  Pursuant to Section 4.12(f):
             ---------------------------
             Class B Default Draw Amount in respect of the
             preceding Monthly Period.........................$_______

         5.  Pursuant to Section 4.12(g):
             ---------------------------

         Class C Interest Draw Amount in respect of the
         preceding Monthly Period.............................$_______

     6.  Pursuant to Section 4.12(h):
         ---------------------------
         Class C Servicing Draw Amount in respect of the
         preceding Monthly Period.............................$_______

     7.  Pursuant to Section 4.12(i):
         ---------------------------
         Class C Default Draw Amount in respect of the
         preceding Monthly Period.............................$_______

     8.  Pursuant to Section 4.12(j):
         ---------------------------
         Total Draw Amount in respect of the preceding
         Monthly Period.......................................$_______

         B. Pursuant to Section 4.12(k) of the Series Supplement, the Servicer does hereby instruct the Trustee to make a withdrawal on _________, _____, which date is a Distribution Date, from the Cash Collateral Account in an aggregate amount as set forth below and to pay such amount to the Cash Collateral
Depositor:

         Pursuant to Section 4.12(k):
         ---------------------------
         The Cash Collateral Account Surplus..................$_______

         C. Pursuant to Section 4.12(b) of the Series Supplement, the Servicer does hereby instruct the Trustee to apply the investment earnings (net of losses and investment expenses) on the Cash Collateral Account on __________, ____, which date is a Transfer Date, in an aggregate amount as set forth below:

         Pursuant to Section 4.12(b):
         ---------------------------
         Paid to the Cash Collateral Account Depositor or its
         designee.............................................$_______

III.     NOTIFICATION TO MAKE WITHDRAWALS
         --------------------------------
         FROM THE PRINCIPAL FUNDING ACCOUNT
         ----------------------------------

         Pursuant to Section 4.3(d)(iii) of the Series Supplement, the Servicer does hereby instruct the Trustee (i) to withdraw from the Principal Funding Account and deposit into the Collection Account on ________, which is a Transfer Date under the Pooling and Servicing Agreement, all Principal Funding Investment Proceeds then on deposit in the Principal Funding Account ($___________) and
(ii) to apply the proceeds of such withdrawal in accordance with Section 4.3(d)(iii) of the Series Supplement.

IV.      NOTIFICATION TO MAKE WITHDRAWALS
         --------------------------------
         FROM THE RESERVE ACCOUNT
         ------------------------

         A. Pursuant to Section 4.11(d) of the Series Supplement, the Servicer does hereby instruct the Trustee (i) to withdraw from the Reserve Account and deposit into the Collection Account on ________, which is a Transfer Date under the Pooling and Servicing Agreement, the Reserve Draw Amount up to the Available Reserve Account Amount ($___________) and

(ii) to apply the proceeds of such withdrawal in accordance with Section 4.11(d) of the Series Supplement.

         B. Pursuant to Section 4.11(b) of the Series Supplement, the Servicer does hereby instruct the Trustee to apply the investment earnings (net of losses and investment expenses) on the Reserve Account on _____________ __, which date is a Distribution Date, in an aggregate amount as set forth below:

         Pursuant to Section 4.11(b):
         ---------------------------

         Retain in the Reserve Account................................$_________

         Deposit in the Collection Account............................$_________

V.  NOTIFICATION TO MAKE WITHDRAWALS
    --------------------------------
    FROM THE SPREAD ACCOUNT
    -----------------------

         A. Pursuant to Section 2.3 of the Class C Supplemental Agreement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Spread Account on __________, _____, which date is a Transfer Date, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 2.3 of the Class C Supplemental Agreement:

         1.  Pursuant to Section 2.3(d):
             ---------------------------
             Draw in an amount equal to the unfunded interest  on
             Class C Interests................................$________

         2.  Pursuant to Section 2.3(e):
             ---------------------------
             Reimbursement Draw...............................$________

         3.  Pursuant to Section 2.3(f):
             ---------------------------
             Draw in an amount equal to the unfunded Class C
             Investor Default Amount..........................$________

         4.  Pursuant to Section 2.3(g):
             ---------------------------
             Special Draw.....................................$________

         B. Pursuant to Section 2.3(k) of the Class C Supplemental Agreement, the Servicer does hereby instruct the Trustee to make a withdrawal on ___________, ____, which date is a Distribution Date, from the Spread Account in an aggregate amount as set forth below and to pay such amount to the Spread Account Residual Interest Holders.

         Pursuant to Section 2.3(k):
         --------------------------

         The Spread Account Surplus...................................$_______

    C. Pursuant to Section 2.3(b) of the Class C Supplemental Agreement, the Servicer does hereby instruct the Trustee to apply the investment earnings (net of losses and investment expenses) on the Spread Account on ________, ____, which date is a Distribution Date, in an aggregate amount as set forth below:

         Pursuant to Section 2.3(b):
         --------------------------

         Paid to the Spread Account Residual Interest Holders........ $_______

         D.  The Required Principal Sub-Account Amount............... $_______

VI. ACCRUED AND UNPAID AMOUNTS
    --------------------------

         After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month.

         1. Pursuant to Section 4.6(a):
            ---------------------------
            The aggregate amount of all unreimbursed Class A
            Investor Charge-Offs............................. $________

         2. Pursuant to Section 4.6(b):
            ---------------------------
            The aggregate amount of all unreimbursed Class B
            Investor Charge-Offs............................. $________

         3. Pursuant to Section 4.6(d):
            ---------------------------
            The aggregate amount of all unreimbursed Class C
            Investor Charge-Offs............................. $________

          IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this ____ day of __________, ____.

                                         CHEVY CHASE BANK, F.S.B.
                                         as Servicer


                                         By:
                                              -------------------
                                         Name:
                                         Title:

                                                                       EXHIBIT C
                                                                       ---------

                 FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                    CHEVY CHASE MASTER CREDIT CARD TRUST II
                                 SERIES 1998-A

          Pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among Chevy Chase Bank, F.S.B., as Transferor and Servicer ("Chevy Chase"), CCB Holding Corporation, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"), Chevy Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1998-A Certificateholders and the performance of the Chevy Chase Master Credit Card Trust II (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of __________, and with respect to the performance of the Trust during the month of __________ is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-A Interest (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.


    A)   Information Regarding Distributions to the Class A
         Certificateholders, per $1,000 original certificate principal amount.

         1)  The total amount of the distribution to Class A
         Certificateholders, per $1,000 original certificate
         principal amount.............................................$________

         (2)  The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates,
         per $1,000 original certificate principal amount.............$________


         (3)  The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates,
         per $1,000 original certificate principal amount.............$________

    B)   Class A Investor Charge Offs and Reimbursement of Charge Offs

         (1)  The amount of the Class A Investor Charge Offs..........$________

         (2)  The amount of Class A Investor Charge Offs set forth in paragraph 1 above, per $1,000 original certificate principal amount.......................................................$________


         (3)  The total amount reimbursed in respect of Class A
         Investor Charge Offs.........................................$________

         (4)  The amount set forth in paragraph 3 above, per  $1,000 original certificate principal amount........................$________

         (5)  The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
         Invested Amount after giving effect to all transactions on such Distribution Date.......................................$________



    C)   Information Regarding Distributions to the Class B
         Certificateholders, per $1,000 original certificate
         principal amount
         (1)  The total amount of the distribution to Class B
         Certificateholders, per $1,000 original certificate
         principal amount.............................................$________


         (2)  The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates,
         per $1,000 original certificate principal amount.............$________


         (3)  The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000 original certificate principal amount.............$________

    D)   Class B Investor Charge Offs and Reimbursement of Charge Offs
         (1)  The amount of Class B Investor Charge Offs..............$________
         (2)  The amount of Class B Investor Charge Offs set forth in paragraph 1 above, per $1,000 original certificate principal amount.......................................................$________


         (3)  The total amount reimbursed in respect of Class B
         Investor Charge Offs.........................................$________

         (4)  The amount set forth in paragraph 3 above, per $1,000 original certificate principal amount........................$________

         (5)  The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
         Invested Amount after giving effect to all transactions on such Distribution Date.......................................$________

RECEIVABLES AND COLLECTIONS --
Beginning of the Month Principal Receivables:                         $________
Beginning of the Month Finance Charge Receivables:                    $________
Beginning of the Month Discounted Receivables:                        $________
Beginning of the Month Total Receivables:                             $________

Removed Principal Receivables:                                        $________
Removed Finance Charge Receivables:                                   $________
Removed Total Receivables:                                            $________

Additional Principal Receivables:                                     $________
Additional Finance Charge Receivables:                                $________
Additional Total Receivables:                                         $________

Discounted Receivables Generated this Monthly Period:                 $________

End of the Month Principal Receivables:                               $________
End of the Month Finance Charge Receivables:                          $________
End of the Month Discounted Receivables:                              $________
End of the Month Total Receivables:                                   $________

Special Funding Account Balance                                       $________
Aggregate Invested Amount (all Series of the Trust)                   $________
End of the Month Transferor Amount                                    $________
End of the Month Transferor Percentage                                ________%

Collections of Principal Receivables during this Monthly Period       $________
Collections of Finance Charge Receivables during this Monthly Period  $________

DELINQUENCIES AND LOSSES --

End of the Month Delinquencies:                                 RECEIVABLES
                                                                -----------
    30-59 Days Delinquent                                       $________
    60-89 Days Delinquent                                       $________
    90+ Days Delinquent                                         $________

    Total 30+ Days Delinquent                                   $________

Defaulted Accounts During the Month                             $________

INVESTED AMOUNTS --

Class A Initial Invested Amount                        $________
Class B Initial Invested Amount                        $________
Class C Initial Invested Amount                        $________

INITIAL INVESTED AMOUNT                                         $________

Class A Invested Amount                                $________
Class B Invested Amount                                $________
Class C Invested Amount                                $________

INVESTED AMOUNT                                                 $________

Class A Adjusted Invested Amount                       $________
Class B Adjusted Invested Amount                       $________
Class C Adjusted Invested Amount                       $________

ADJUSTED INVESTED AMOUNT                                        $________

PRE-FUNDED AMOUNT                                               $________

FLOATING ALLOCATION PERCENTAGE                                  ________%

PRINCIPAL ALLOCATION PERCENTAGE                                  ________%

    Class A Principal Allocation
    Percentage                                          ________%
    Class B Principal Allocation
    Percentage                                          ________%
    Class C Principal Allocation
    Percentage                                          ________%

COLLECTIONS OF PRINCIPAL RECEIVABLES DURING THIS MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                       $________

COLLECTIONS OF FINANCE CHARGE RECEIVABLES DURING THIS MONTHLY
PERIOD ALLOCATED TO SERIES 1998-A                                $________

MONTHLY SERVICING FEE                                            $________

INVESTOR DEFAULT AMOUNT                                          $________

CLASS A AVAILABLE FUNDS --

CLASS A FLOATING PERCENTAGE                                      ________%

    Class A Finance Charge Collections                  $________
    Other Amounts                                       $________

TOTAL CLASS A AVAILABLE FUNDS                                    $________

    Class A Monthly Interest                            $________
    Class A Servicing Fee                               $________
    Class A Investor Default Amount                     $________

TOTAL CLASS A EXCESS SPREAD                                      $________

CLASS A REQUIRED AMOUNT                                          $________

CLASS B AVAILABLE FUNDS                                          $________

CLASS B FLOATING PERCENTAGE                                      ________%

    Class B Finance Charge Collections                  $________
    Other Amounts                                       $________

TOTAL CLASS B AVAILABLE FUNDS                                    $________

    Class B Monthly Interest                            $________
    Class B Servicing Fee                               $________

TOTAL CLASS B EXCESS SPREAD                                      $________

CLASS B INVESTOR DEFAULT AMOUNT                                  $________

CLASS B REQUIRED AMOUNT                                          $________

CLASS C FLOATING ALLOCATION PERCENTAGE                           ________%

CLASS C MONTHLY SERVICING FEE                                    $________

EXCESS SPREAD--                                                  $________

TOTAL EXCESS SPREAD                                              $________

    Excess Spread Applied to Class A
    Required Amount                                     $________

    Excess Spread Applied to Class A
    Investor Charge Offs                                $________

    Excess Spread Applied to Class B
    Required Amount                                     $________

    Excess Spread Applied to Reductions
    of Class B Invested Amount                          $________

    Excess Spread Applied to Class C
    Required Amount                                     $________

    Excess Spread Applied to Reductions
    of Class C Invested Amount                          $________
    Excess Spread Applied to Monthly
    Cash Collateral Fee                                 $________
    Excess Spread Applied to Cash
    Collateral Account                                  $________
    Excess Spread Applied to Spread
    Account                                             $________
    Excess Spread Applied to Reserve
    Account                                             $________
    Excess Spread Applied to other amounts
    owed Cash Collateral Depositor                      $________
    Excess Spread Applied to other amounts
    owed to Spread Account Residual Interest
    Holder                                              $________

TOTAL EXCESS FINANCE CHARGE
COLLECTIONS ELIGIBLE FOR GROUP I                                      $________

EXCESS FINANCE CHARGES COLLECTIONS --GROUP I --

TOTAL EXCESS FINANCE CHARGE
COLLECTIONS FOR ALL SERIES IN GROUP I                                 $________

SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS
ALLOCATED TO SERIES 1998-A                                            $________

    Excess Finance Charge Collections Applied
    to Class A Required Amount                          $________

    Excess Finance Charge Collections Applied
    to Class A Investor Charge Offs                     $________

    Excess Finance Charge Collections Applied
    to Class B Required Amount                          $________

    Excess Finance Charge Collections Applied
    to Reductions of Class B Invested Amount            $________

    Excess Finance Charge Collections Applied
    to Class C Required Amount                          $________

    Excess Finance Charge Collections Applied
    to Reductions of Class C Invested Amount            $________

    Excess Finance Charge Collections Applied
    to Monthly Cash Collateral Fee                      $________

    Excess Finance Charge Collections Applied
    to other amounts owed to Cash Collateral
    Depositor                                           $________

    Excess Finance Charge Collections Applied
    to other amounts owed to Spread Account
    Residual Interest Holder                            $________

YIELD AND BASE RATE --

    Base Rate (Current Month)                           ________%
    Base Rate (Prior Month)                             ________%
    Base Rate (Two Months  Ago)                         ________%

THREE MONTH AVERAGE BASE RATE                                    ________%

    Portfolio Yield (Current Month)                     ________%
    Portfolio Yield (Prior Month)                       ________%
    Portfolio Yield (Two Months Ago)                    ________%

THREE MONTH AVERAGE PORTFOLIO YIELD                              ________%

PRINCIPAL COLLECTIONS--

TOTAL PRINCIPAL COLLECTIONS                                      $________

REALLOCATED PRINCIPAL COLLECTIONS

    Allocable to Class C Interests                      $________
    Allocable to Class B Certificates                   $________

SHARED PRINCIPAL COLLECTIONS                                     $________
ALLOCABLE FROM OTHER SERIES

CLASS A SCHEDULED ACCUMULATION--

    Controlled Accumulation Amount                      $________
    Deficit Controlled Accumulation Amount              $________

CONTROLLED DEPOSIT AMOUNT                                        $________

CLASS B SCHEDULED ACCUMULATION--

    Controlled Accumulation Amount                      $________
    Deficit Controlled Accumulation Amount              $________

CONTROLLED DEPOSIT AMOUNT                                        $________

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE                            $________
FOR PRINCIPAL SHARING
INVESTOR CHARGE OFFS--

CLASS A INVESTOR CHARGE OFFS                                     $________

CLASS B INVESTOR CHARGE OFFS                                     $________

CLASS C INVESTOR CHARGE OFFS                                     $________

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $________

PREVIOUS CLASS B REDUCTIONS REIMBURSED                        $________

PREVIOUS CLASS C REDUCTIONS REIMBURSED                        $________


CASH COLLATERAL ACCOUNT--

Required Cash Collateral Amount         $________

Available Cash Collateral Amount        $________

TOTAL DRAW AMOUNT                                             $________

CASH COLLATERAL ACCOUNT SURPLUS                               $________



                                         CHEVY CHASE BANK, F.S.B.,
                                         as Servicer


                                         By: _____________________________
                                         Name:
                                         Title:

                                                                       EXHIBIT D
                                                                       ---------

                     FORM OF MONTHLY SERVICER'S CERTIFICATE

                            CHEVY CHASE BANK, F.S.B.

                    CHEVY CHASE MASTER CREDIT CARD TRUST II

                                 SERIES 1998-A

         The undersigned, a duly authorized representative of Chevy Chase Bank, F.S.B., as Servicer ("Chevy Chase"), pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1995 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-A Supplement (as amended and supplemented, the "Series Supplement"), among Chevy Chase, as Transferor and Servicer, CCB Holding Corporation, as Transferor, and Bankers Trust Company, as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplement, as applicable.

         2. Chevy Chase is, as of the date hereof, the Servicer under the Agreement.

         3.  The undersigned is a Servicing Officer.

         4.  This Certificate relates to the Distribution Date occurring on
____________ ____.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date [or, if there has been a default in the performance of any such obligation, set forth in detail (i) the nature of such default, (ii) the action taken by the Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert "None"].

         6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date [or, if there has been a Pay Out Event, set forth the nature thereof].

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ____ day of __________, ____.


                                         CHEVY CHASE BANK, F.S.B.,
                                         as Servicer

                                         By:
                                             ---------------------
                                         Name:
                                         Title:

                                                                       EXHIBIT E
                                                                       ---------

                                 ERISA LEGEND


THIS CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW)./1/
























___________________
/1/     The following text should be included in any Certificate in which the above legend appears:

        The Class _ Certificates may not be acquired or held by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include "plan assets" of any such plan, trust or account by reason of its investment in such entity (a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in this Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.

                                      E-1